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                                                                    Exhibit 99.4


                        MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 18, 2001, between Greenwich Capital Financial Products, Inc. ("GCFP"), a Delaware corporation, as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Seller"), and Salomon Brothers Mortgage Securities VII, Inc., a Delaware corporation ("SBMS VII"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "Purchaser").

                                    RECITALS

         GCFP desires to sell, assign, transfer and otherwise convey to SBMS VII, without recourse, and SBMS VII desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

         SBMS VII intends to create a trust (the "Trust"), the primary assets of which will be the Mortgage Loans, certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be subject to registration under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among SBMS VII, as depositor, Midland Loan Services, Inc., as master servicer ( in such capacity, the "Master Servicer"), as general special servicer (in such capacity, the "General Special Servicer") and as special servicer for the mortgage loans identified therein as the "Birch Run Mortgage Loan Pair" (in such capacity, the "Birch Run Special Servicer"), Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"), JPMorgan Chase Bank as certificate administrator and as tax administrator (in such capacities, the "Certificate Administrator" and the "Tax Administrator"), Fortress CBO Investments I, Ltd. as the holder of the mortgage note for the mortgage loan identified therein as the "Birch Run Companion Mortgage Loan" (the "Birch Run Companion Mortgage Loan Noteholder") and Allied Capital Corporation as the holder of the mortgage note for the Mortgage Loan identified therein as the "MJ Ocala Hilton Companion Mortgage Loan" (the "MJ Ocala Hilton Companion Mortgage Loan Noteholder"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof). It is anticipated that SBMS VII will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

         The Depositor will acquire certain of the Other Loans from Salomon Brothers Realty Corp. ("SBRC"), certain of the Other Loans from Artesia Mortgage Capital Corporation

("AMCC") and the remaining Other Loan from Allied Capital Corporation ("Allied"; and, together with SBRC and AMCC, the "Other Loan Sellers").

         SBMS VII intends to sell the Registered Certificates to Salomon Smith Barney Inc. ("SSBI"), Greenwich Capital Markets, Inc. ("Greenwich Capital"), Credit Suisse First Boston Corporation ("CSFB"), J.P. Morgan Securities Inc. ("J.P. Morgan") and First Union Securities, Inc. ("Wachovia Securities") (collectively, in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated as of the date hereof (the "Underwriting Agreement"), between SBMS VII and the Underwriters; and SBMS VII intends to sell the remaining Certificates (the "Non-Registered Certificates") to SSBI, pursuant to a certificate purchase agreement, dated as of the date hereof (the "Certificate Purchase Agreement"), between SBMS VII and SSBI. The Registered Certificates are more fully described in the prospectus dated December 10, 2001 (the "Basic Prospectus"); and the supplement to the Basic Prospectus dated December 18, 2001 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented any time hereafter. Certain classes of the Non-Registered Certificates are more fully described in the private placement memorandum dated December 18, 2001 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

         GCFP will indemnify SBMS VII, SSBI, Greenwich Capital, CSFB, J.P. Morgan, Wachovia Securities and certain related parties with respect to the disclosure regarding the Mortgage Loans and GCFP contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of December 18, 2001 (the "Indemnification Agreement"), among GCFP, SBMS VII, SSBI, Greenwich Capital, CSFB, J.P. Morgan and Wachovia Securities.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase.

         The Seller agrees to sell, assign, transfer and otherwise convey (without recourse) to the Purchaser, and the Purchaser agrees to purchase, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 27, 2001, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on their respective due dates in December 2001 (individually, on a loan-by-loan basis, and collectively, the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $461,295,737 subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be as set forth in the price confirmation between the Seller and the Purchaser, and will include accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including December 1, 2001 to but not including the Closing Date, and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as shall be mutually acceptable to the parties hereto).

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         SECTION 2. Conveyance of the Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to its receipt and acceptance of the purchase price referred to in Section 1 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including, without limitation, all of the Seller's right, title and interest in and to the proceeds of any related title, hazard or other insurance policies received by the Seller on or with respect to the Mortgage Loans after the Cut-off Date and any Additional Collateral. The Seller shall, within 15 days of the discovery of an error on the Mortgage Loan Schedule, amend the Mortgage Loan Schedule and deliver to the Purchaser or its designee an amended Mortgage Loan Schedule. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement.

         (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

         (c) On or before the Closing Date, the Seller shall, at its expense, deliver or cause to be delivered to the Purchaser or its designee: (i) the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan; (ii) in the case of any Mortgage Loan that has an original principal balance of $15,000,000 or more, and whose Borrower is a single member limited liability company, an Opinion of Counsel to the effect that such Borrower will not dissolve upon the bankruptcy, dissolution, liquidation or death of the single member and that applicable law provides that creditors of the single member may only attach assets of the member, including membership interests in the Borrower, but not assets of the Borrower; and (iii) in the case of any Mortgage Loan that has an original principal balance of $20,000,000 or more, an Opinion of Counsel to the effect that the related Borrower will not be consolidated in any insolvency proceeding involving any other party. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in the preceding sentence shall be the Custodian.

         If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File, solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall notify the Purchaser, in writing, of such delay (unless the Trustee shall have provided the Purchaser with an exception report indicating such delay), and the Seller shall deliver such documents to the Purchaser or its designee promptly upon the Seller's receipt thereof.

         In addition, unless previously delivered by the Seller to the Purchaser or its designee, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, the following items, within 10 days following the Closing Date (or, if any of the following items are not in the actual possession of the Seller,

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as soon as reasonably practical, but in any event within 30 days, after the
Closing Date): (i) copies of the Mortgage Files for the respective Mortgage Loans; (ii) originals or copies of all financial statements, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File in accordance with the definition thereof, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are necessary for the ongoing servicing and administration of the Mortgage Loans; and (iii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans, other than those that are to be retained by a sub-servicer or primary servicer that will continue to act on behalf of the Purchaser or its servicing agent. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) - (iii) of the preceding sentence shall be the Master Servicer.

         The Seller shall also provide to the Purchaser or its designee the initial data on the Mortgage Loans (as of the Closing Date or the most recent earlier date for which such date is available) contemplated by the Loan Set-up File, the Loan Periodic Update File, the Operating Statement Analysis Report and the Property File.

         (d) The Seller shall be responsible for all reasonable costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer to the Purchaser with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement, provided that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer; and provided, further, that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller shall obtain or cause to be obtained therefrom, and forward to the Purchaser or its designee, a certified copy of the recorded original. If any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, and the Seller receives notice to such effect from the Purchaser or its designee, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record.

         (e) Under generally accepted accounting principles ("GAAP"), the Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of those assets to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Seller.

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or

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before the Closing Date, take all actions reasonably required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

         The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to Section 4, except as such remedies are otherwise limited by the terms of this Agreement.

         SECTION 4. Representations, Warranties and Covenants of the Seller.

         (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B.

         (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty) to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

         (c) It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

         SECTION 4A. Representations, Warranties and Covenants of Purchaser.

         The Purchaser hereby represents and warrants, as of the Closing Date, that:

         (a) The Purchaser is a duly formed corporation, validly existing and in good standing under the laws of the State of Delaware.

         (b) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         (c) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

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         (d) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or instrument to which it is a party or which is applicable to it or any of its assets.

         (e) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

         (f) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Seller.

         (g) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed.

         SECTION 5. Notice of Breach; Cure, Repurchase and the Special Reserve Account.

         (a) If the Seller discovers or receives notice that there has been a Material Breach or a Material Document Defect, then, not later than the end of the applicable Initial Resolution Period, the Seller shall, subject to subsection (b) below, (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price provided for in the Pooling and Servicing Agreement, which Purchase Price shall be deposited or delivered in accordance with the directions of the Purchaser; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not impact whether the Defective Mortgage Loan was, is or will continue to be, a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof setting forth the reason that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period and what actions the Seller is pursuing in

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connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period equal to any applicable Resolution Extension Period, then the Seller shall have an additional period equal to any applicable Resolution Extension Period to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, on or after June 30, 2003, if the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, if such Material Document Defect constitutes a Recording Omission, and if such Mortgage Loan is still subject to the Pooling and Servicing Agreement and the Controlling Class Representative so consents in its sole discretion, then the Seller may establish a Recording Omission Reserve or a Recording Omission Credit as contemplated by Section 5(c) in lieu of repurchasing such Mortgage Loan (but in no event later than such repurchase would have to have been completed and without diminishing its cure/repurchase obligations in respect of any other Material Document Defect or Material Breach relating to such Mortgage Loan). Any such repurchase of a Defective Mortgage Loan shall be on a whole loan, servicing released basis (subject to any right of a Designated Sub-Servicer to continue to sub-service such Defective Mortgage Loan as set forth in the related Designated Sub-Servicer Agreement). The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or a Material Document Defect, but if the Seller has actual knowledge of a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

         If a Material Document Defect exists with respect to any Mortgage Loan, if such Material Document Defect consists of the Seller's failure to deliver any related Specially Designated Mortgage Loan Document on or before the Closing Date, and if the Seller escrows with the Purchaser or its designee, in accordance with the Pooling and Servicing Agreement as in full force and effect on the Closing Date, within 15 days of the Closing Date, cash in the amount of 25% of the Cut-off Date Principal Balance of such Mortgage Loan (such cash amount, the "Purchase Price Security Deposit"), then the Initial Resolution Period applicable to the remediation of such Material Document Defect shall be extended until the 30th day following the Closing Date. Any Purchase Price Security Deposit shall be maintained in an account substantially similar to the Special Reserve Account (as defined below) and will be subject to investment at the direction and for the benefit of the Seller in substantially the same manner, and subject to substantially the same conditions, as funds in the Special Reserve Account. The Seller may obtain a release of the Purchase Price Security Deposit for any Mortgage Loan (net of any amounts payable therefrom pursuant to the Pooling and Servicing Agreement as in full force and effect on the Closing Date), together with any related investment income, upon such Mortgage Loan's being paid in full or otherwise satisfied, liquidated or removed from the Trust Fund or upon the subject Material Document Defect being remedied in all material respects.

         If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by this Section 5(a), then, prior to the subject repurchase, at the request of the Seller, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage

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Loan Schedule as directly corresponding thereto; provided that, if such
Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until the Seller has delivered or caused to be delivered to the Purchaser and its designees: (i) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool, (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates and (iii) written consent to such termination from the Controlling Class Representative, which consent may be granted or withheld in its sole discretion; and provided, further, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designees, pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

         If any Defective Mortgage Loan is to be repurchased as contemplated by this Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and shall forward such amended schedule to the Purchaser.

         Except with respect to Breaches related to requirements that Mortgage Loan Documents provide for the Borrower to pay certain costs, it is understood and agreed that the obligations of the Seller set forth in this Section 5(a) to cure a Material Breach or a Material Document Defect or repurchase the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to a Breach or Document Defect. With respect to Breaches related to the provisions of Mortgage Loan Documents requiring that the related Borrower bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall within 90 days of the Seller's receipt of written direction from the Purchaser or its servicing agent, pay the amount of any such costs and expenses borne by the Trust that are the basis of such Breach. Upon its making such payments, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to repurchase the subject Mortgage Loan on account of such Breach or otherwise cure such Breach.

         If any REO Property in respect of any Mortgage Loan is subject to the Pooling and Servicing Agreement, and if there exists with respect to such REO Property any alleged Material Breach or Material Document Defect, then the Seller shall be notified promptly and in writing by the applicable Special Servicer of any offer that it receives to purchase such REO Property. Upon the receipt of such notice by the Seller, the Seller shall then have the right to repurchase such REO Property from the Trust at a purchase price equal to the amount of such offer. The Seller shall have three (3) Business Days to purchase such REO Property from the date that it was notified of such offer. The applicable Special Servicer shall be obligated to provide the Seller with any appraisal or other third-party reports relating to such REO Property

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within its possession to enable the related Mortgage Loan Seller to evaluate such REO Property. Any sale of a Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of any related REO Property, to a Person other than the Seller shall be (i) without recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) without representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

         The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the subject Mortgage Loan or REO Property) shall not prejudice any claim of the Trust against the Seller for repurchase of the subject Mortgage Loan or REO Property. The provisions of this Section 5 regarding remedies against the Seller for a Material Breach or Material Document Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

         Notwithstanding the Seller's failure to correct or cure the Material Document Defect or Material Breach or purchase the subject REO Property, the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Property or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the amount, if any, by which the applicable Purchase Price exceeds any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller); provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

         If the Seller purchases the Birch Run REO Property, as contemplated by this Section 5(a), in connection with a Material Breach or a Material Document Defect, then: (i) the Seller shall be deemed to have done so on behalf of itself and the Birch Run Companion Mortgage Loan Noteholder; and (ii) the Birch Run Co-Lender Agreement shall be deemed to govern the relationship between the Seller (with the Seller being deemed the "Note A Lender" thereunder) and the Birch Run Companion Mortgage Loan Noteholder in all respects as if the Seller had repurchased the Mortgage Loan identified in the Pooling and Servicing Agreement as the "Birch Run Pooled Mortgage Loan", as contemplated by this
Section 5(a), in connection with a Material Breach or Material Defect, and the Birch Run REO Property had thereafter been acquired on behalf of the Seller and the Birch Run Companion Mortgage Loan Noteholder by their servicing agent. The Seller shall assume the obligations of the "Note A Lender" under the Birch Run Co-Lender Agreement in connection with any purchase, pursuant to this Section 5(a), of the Mortgage Loan identified in the Pooling and Servicing Agreement as the "Birch Run Pooled Mortgage Loan" or of any Birch Run REO Property.

         (b) It shall be a condition to any repurchase of a Defective Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred

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to the Purchaser hereunder and (ii) the Purchaser or its assignee shall release or cause the release to the Seller or its designee of the Mortgage File, any Additional Collateral, all insurance policies and proceeds thereunder, the Servicing File and any Escrow Payments and/or Reserve Funds held by or on behalf of the Purchaser (or its assignee) with respect to such Mortgage Loan.

         (c) If, on or after June 30, 2003, the Seller receives notice of a Material Document Defect with respect to any Mortgage Loan, which Material Document Defect constitutes a Recording Omission, then the Seller may, with the consent of the Purchaser or its designees, which consent may be granted or withheld in its sole discretion, in lieu of repurchasing such Mortgage Loan (as and to the extent contemplated by Section 5(a)), but in no event later than such repurchase would have to have been completed, establish a Recording Omission Credit or a Recording Omission Reserve with the Master Servicer in accordance with the Pooling and Servicing Agreement. In furtherance of the preceding sentence, the Purchaser or its designee shall establish one or more accounts (individually and collectively, the "Special Reserve Account"), each of which shall be an Eligible Account, and the Purchaser or its designee shall deposit any Recording Omission Reserve into the Special Reserve Account within one Business Day of receipt. The Seller may direct the Purchaser to invest or cause the investment of the funds deposited in the Special Reserve Account in one or more Permitted Investments that bear interest or are sold at a discount and that mature, unless payable on demand, no later than the Business Day prior to the next Master Servicer Remittance Date. The Purchaser shall act upon the written instructions of the Seller with respect to the investment of funds in the Special Reserve Account in such Permitted Investments, provided that in the absence of appropriate written instructions from the Seller, the Purchaser shall have no obligation to invest or direct the investment of funds in such Special Reserve Account. All income and gain realized from the investment of funds deposited in such Special Reserve Account shall be for the benefit of the Seller and shall be withdrawn by the Purchaser or its designee and remitted to the Seller on each Master Servicer Remittance Date (net of any losses incurred), and the Seller shall remit to the Purchaser from the Seller's own funds for deposit into such Special Reserve Account the amount of any realized losses (net of realized gains) in respect of such Permitted Investments immediately upon realization of such net losses and receipt of written notice thereof from the Purchaser; provided that the Seller shall not be required to make any such deposit for any realized loss which is incurred solely as a result of the insolvency of the federal or state depository institution or trust company that holds such Special Reserve Account. Neither the Purchaser nor any of its designees shall have any responsibility or liability with respect to the investment directions of the Seller, the investment of funds in the Special Reserve Account in Permitted Investments or any losses resulting therefrom. A Recording Omission Credit shall (i) entitle the Purchaser or its designee to draw upon the Recording Omission Credit on behalf of the Purchaser upon presentation of only a sight draft or other written demand for payment, (ii) permit multiple draws by the Purchaser or its designee, and (iii) be issued by such issuer and containing such other terms as the Purchaser or its designee may reasonably require to make such Recording Omission Credit reasonably equivalent security to a Recording Omission Reserve in the same amount. Once a Recording Omission Reserve or Recording Omission Credit is established with respect to any Mortgage Loan, the Purchaser or its designee shall, from time to time, withdraw funds from the related Special Reserve Account or draw upon the related Recording Omission Credit, as the case may be, and apply the proceeds thereof to pay the losses or expenses directly incurred by the Purchaser or its designee as a result of a Recording Omission. The Recording Omission Reserve or Recording Omission Credit or any unused balance thereof with respect to each Mortgage Loan will be released to the Seller by the Purchaser upon the earlier of the Seller's cure of all Recording Omissions with respect to such Mortgage Loan (provided that the Purchaser has been reimbursed with respect to all losses and expenses relating to Recording Omissions with respect to such Mortgage Loan) or such Mortgage Loan no longer being a part of the Trust Fund under the Pooling and Servicing Agreement.

         SECTION 6. Closing.

         (a) The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

         (b) The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date or such other date as specified in Exhibit C;

                  (ii) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as it affects the obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Seller shall have delivered and released to the Purchaser or its designee, all documents and funds required to be so delivered pursuant to Section 2 of this Agreement;

                  (iv) All other terms and conditions of this Agreement required to be complied with by the Seller and the Purchaser, including, without limitation, in the case of the Purchaser, payment of the purchase price, on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (v) The Seller shall have paid all fees, costs and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                  (vi) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         (c) Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 7. Closing Documents.

         The Closing Documents shall consist of the following:

         (a) this Agreement duly executed and delivered by the Purchaser and the Seller;

         (b) the Indemnification Agreement duly executed and delivered by the Seller, the Purchaser and each of SSBI, Greenwich Capital, CSFB, J.P. Morgan and Wachovia Securities.

         (c) the Pooling and Servicing Agreement duly executed and delivered by SBMS VII, the Master Servicer, the Special Servicer and the Trustee;

         (d) an Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Purchaser, SSBI, Greenwich Capital, CSFB, J.P. Morgan, Wachovia Securities and the Rating Agencies (collectively, the "Interested Parties") may rely, attaching thereto as exhibits the organizational documents of the Seller, as in full force and effect on the date hereof, and the Resolutions described in clause (g) below;

         (e) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware dated not earlier than 10 days prior to the Closing Date;

         (f) a certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Interested Parties may rely;

         (g) resolutions of the Seller authorizing the transactions contemplated by this Agreement, which resolutions will be in full force and effect, and will not have been rescinded, as of the Closing Date;

         (h) a written opinion of counsel for the Seller, which may be delivered by in-house counsel, substantially in the form of Exhibit D-3A hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to the Purchaser, each of the other parties to the Pooling and Servicing Agreement and each of the other Interested Parties;

         (i) a written opinion of Sidley Austin Brown & Wood, as special counsel for the Seller, substantially in the form of Exhibit D-3B hereto (with any modifications required by any Rating Agency, and subject to such reasonable assumptions, qualifications and limitations as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to the Purchaser, each of the other parties to the Pooling and Servicing Agreement and each of the other Interested Parties;

         (j) such other written opinions as may be required by either Rating Agency (including, without limitation, a favorable opinion as to the "true sale" characterization of the transfer of the Mortgage Loans contemplated by this Agreement);

         (k) a written letter of Sidley Austin Brown & Wood, as special counsel to the Seller, substantially in the Form of Exhibit D-3C, relating to the disclosure in the Prospectus regarding the Mortgage Loans and GCFP, dated the Closing Date and addressed to the Purchaser and each of the other Interested Parties (except for the Rating Agencies); and

         (l) one or more accountants' comfort letters, addressed, and in form and substance reasonably acceptable, to SSBI, Greenwich Capital, CSFB, J.P. Morgan and Wachovia Securities, relating to the information regarding the Mortgage Loans contained in the Prospectus and Memorandum that is of a statistical nature.

         SECTION 8. Costs.

         Any costs and expenses incurred by either party hereto in connection with the transactions contemplated hereunder shall be borne by the parties in accordance with the terms of that certain Term Sheet, dated September 21, 2001 (the "Term Sheet"), between SSBI, Greenwich Capital, AMCC and Artesia Banking Corp.

         SECTION 9. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 388 Greenwich Street, New York, New York 10013, attention: Angela Vleck, facsimile no.: 212-816-8307, or to such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and, if to the Seller, addressed to the Seller at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Mark Jarrell, facsimile no.: 203-618-2134, or to such other address or facsimile number as may hereafter be furnished to the Purchaser in writing by the Seller.

         SECTION 10. Characterization.

         The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of those assets in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off
Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by SBMS VII to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser or any successor thereto of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Delaware Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser or any successor thereto for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions, including the filing of UCC financing statements, as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

         SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser.

         SECTION 12. Severability of Provisions.

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 13. Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         SECTION 14. GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 15. Further Assurances.

         The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 16. Successors and Assigns.

         The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, SBMS VII is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee (including acting through the Master Servicer and Special Servicer pursuant to the terms of the Pooling and Servicing Agreement), for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

         SECTION 17. Amendments.

         (a) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

         (b) Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, no amendment of the Pooling and Servicing Agreement executed after the Closing Date that increases the obligations of or otherwise adversely affects the Seller, shall be effective against the Seller.

         SECTION 18. Entire Agreement.

         Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                             GREENWICH CAPITAL FINANCIAL
                                             PRODUCTS, INC.

                                             By:
                                                 ------------------------------
                                             Name:
                                             Title:


                                             SALOMON BROTHERS MORTGAGE
                                             SECURITIES VII, INC.


                                             By:
                                                 ------------------------------
                                             Name:
                                             Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


  CONTROL
  NUMBER       LOAN / PROPERTY NAME         LOAN NUMBER       ORIGINATOR

   101a    Birch Run Outlet Center           03-0812084         GCFP
           (Senior Portion)
   102     Phoenix Marriott                  03-0810433         GCFP
   103     Imperial Apartments               03-0810464         GCFP
   104     Pacific Plaza at Torrey Hills     03-0810338         GCFP
   108     Metro Park Office Building        12510              GCFP
   109     Hilton Garden Inn                 03-0810320         GCFP
   113     Lakeshore Marketplace             03-0812070         GCFP
           Shopping Center
   115     Paramus Plaza                     03-0810448         GCFP
   120     Holiday Inn Hotel and Resort      03-0810266         GCFP
           - Tewksbury
   121     Muir Station Shopping Center      12624              GCFP
   124     Raymour & Flanigan Plaza          12342              GCFP
   125     Culver City Self Storage          03-0810281         GCFP
   128     Euclid Business Center            03-0810329         GCFP
   129     4300 Sprint Boulevard             03-0810311         GCFP
           Northeast
   132     Cochrane Plaza                    03-0810263         GCFP
   133     Lowe's Home Improvement           03-0810279         GCFP
           Warehouse
   134     Millennium II Office              11663              GCFP
           Building
   137     Shadow Lakes Apartments           03-0812752         GCFP
   138     Medical Center West               12172              GCFP
   139     Willow Grove Office Mews          03-0812753         GCFP
   142     1698 Vierling Drive East          03-0812074         GCFP
   144     Cherry Hill Office Mews           03-0812754         GCFP
   146     Freeport Distribution             12261              GCFP
   149     5900 Sepulveda Boulevard          11777              GCFP
           Office Building
   152     Nexus and Valencia Shopping       03-0810335         GCFP
           Center
   155     331-335 Putnam Avenue &           03-0810410         GCFP
           320-366 River Street
   156     Churchill Village Apartments      03-0810275         GCFP
   157     Sierra College Self Storage       03-0810285         GCFP
   160     Holiday Inn Asheville Airport     03-0810439         GCFP
   161     Princeton Belvidere               03-0810441         GCFP
   163     Hometown Square                   12104              GCFP
   164     Albemarle Crossing                03-0810432         GCFP
   165     Hannaford Ground Lease at         03-0810431         GCFP
           Albemarle
           Crossing
   167     678 Massachusetts Avenue          03-0810434         GCFP
   168     Palomar Commerce Center           12424              GCFP
   171     Mt. Morris Plaza                  03-0812046         GCFP
   172     Durango Mini-Storage &            12598              GCFP
           Charleston
           West Mini-Storage
   173     Via Verde Plaza                   03-0810345         GCFP
   174     Northlake Quadrangle              03-0812606         GCFP
   175     550-560 Sutter Street             03-0810261         GCFP
   176     Aliso Viejo Town                  03-0810250         GCFP
           Center-Building # 7
   180     1770 North Milwaukee Avenue       03-0810317         GCFP
   181     64th Street and Greenway Road     03-0810334         GCFP
   184     Evanston Northwestern Ground      03-0812064         GCFP
           Lease
   185     Main Street Village Office        03-0812090         GCFP
           Building
   187     Fairmount Greens Apartments       03-0810346         GCFP
   188     Jackson Square Shopping           12525              GCFP
           Center

                                                                                                              PROPERTY
 CONTROL                                                                                         PROPERTY     SIZE UNIT
 NUMBER                 PROPERTY ADDRESS                      CITY           STATE   ZIP CODE      SIZE         TYPE

  101a            12240 South Beyer Road                     Birch Run         MI      48415     723,536         SF
  102             1101 North 44th Street                     Phoenix           AZ      85008         345         Rooms
  103             221 Berkman Drive and Imperial Park        Middletown        NY      10941         546         Units
                  Route 211 East
  104             10935 and 10945 Vista Sorrento Parkway     San Diego         CA      92130        157,921      SF
  108             6354 Walker Lane                           Springfield       VA      22310        130,580      SF
  109             6450 Carlsbad Boulevard                    Carlsbad          CA      92009            161      Rooms
  113             5241 Harvey Street                         Norton Shores     MI      49444        326,478      SF
  115             545 Route 17 South                         Paramus           NJ      07652        153,678      SF
  120             75 Highwood Drive                          Tewksbury         MA      10876            237      Rooms
  121             500-590 Center Avenue                      Martinez          CA      94553         87,480      SF
  124             50 Hale Road                               Manchester        CT      06040         91,760      SF
  125             9930 Jefferson Boulevard                   Culver City       CA      90232         90,993      SF
  128             14351-14371 Euclid Street and              Garden Grove      CA      92843        156,727      SF
                  10742-10862 Capital Avenue
  129             4300 Sprint Boulevard Northeast            Rio Rancho        NM      87124         94,730      SF
  132             102-230 Cochrane Road                      Morgan Hill       CA      95037         82,050      SF
  133             1717 Freeway Drive                         Mount Vernon      WA      98273        137,138      SF
  134             6501 Congress Avenue                       Boca Raton        FL      33487         58,500      SF
  137             500 Shadow Lakes Boulevard                 Ormond Beach      FL      32174             184     Units
  138             5700 West Genesee Street                   Camillus          NY      13031          84,530     SF
  139             2300 Computer Avenue                       Willow Grove      PA      19090          85,104     SF
  142             1698 Vierling Drive East                   Shakopee          MN      55379         108,852     SF
  144             1930-36 Route 70 East                      Cherry Hill       NJ      08003         108,704     SF
  146             4625 North 45th Avenue                     Phoenix           AZ      85031         245,166     SF
  149             5900 Sepulveda Boulevard                   Van Nuys          CA      91411          75,269     SF
  152             9040 and 9050 East Valencia Road           Tucson            AZ      85747          62,774     SF
  155             331-335 Putnam Avenue & 320-366 River      Cambridge         MA      02139          78,582     SF
                  Street
  156             3651-3659 West 18th Avenue, 1610-1790      Eugene            OR      97401             119     Units
                  Bailey Hill Road, 3650-3658 Village
                  Avenue
  157             8100 Sierra College Boulevard              Roseville         CA      95661         100,200     SF
  160             550 Airport Road                           Fletcher          NC      28732             150     Rooms
  161             26-46 Park Street                          Lowell            MA      01852              54     Units
  163             651 Palomar Street                         Chula Vista       CA      91911          38,118     SF
  164             9010-9030 Albemarle Road                   Charlotte         NC      28227          26,828     SF
  165             9010 Albemarle Road                        Charlotte         NC      28227         321,966     SF
  167             678 Massachusetts Avenue                   Cambridge         MA      02139          33,607     SF
  168             657-681 Palomar Street                     Chula Vista       CA      91911          78,734     SF
  171             7186-7224 North Saginaw Street             Mt. Morris        MI      48458          76,738     SF
  172             920 South Durango Drive & 8470 West        Las Vegas         NV      89145         142,210     SF
                  Charleston Boulevard
  173             1108-1152 & 1172-1198 Via Verde Avenue     San Dimas         CA      91773          45,568     SF
  174             2200 Northlake Parkway                     Atlanta           GA      30084          77,787     SF
  175             550-560 Sutter Street                      San Francisco     CA      94102          27,075     SF
  176             26731 Aliso Creek Road                     Aliso Viejo       CA      92656          18,165     SF
  180             1770 North Milwaukee Avenue                Libertyville      IL      60048          15,120     SF
  181             6339 East Greenway Road                    Phoenix           AZ      85254          19,247     SF
  184             East Side of Milwaukee Avenue and          Vernon Hills      IL      60661         181,776     SF
                  South of Townline Road
  185             7645 Lyndale Avenue South                  Richfield         MN      55423          30,919     SF
  187             3851 North 28th Street                     Phoenix           AZ      85016             117     Units
  188             5200 - 5232 Jackson Drive                  La Mesa           CA      91941          33,785     SF


  CONTROL
  NUMBER     LOAN / PROPERTY NAME       LOAN NUMBER       ORIGINATOR            PROPERTY ADDRESS
   190     23133 Hawthorne Boulevard     03-0810302         GCFP             23133 Hawthorne Boulevard
   191     Park 2000 - Building K        400028             GCFP             6360 McLeod Drive
   192     Park 2000 - Building H        400027             GCFP             6340 McLeod Drive
   194     Russell Mini Storage          400025             GCFP             5180 East Russell Road
   196     150-170 Professional Center   03-0810274         GCFP             150-170 Professional Center Drive
           Drive
   197     9, 9A & 0 Summit Avenue       03-0810452         GCFP             9, 9A & 0 Summit Avenue
   200     Newport Avenue Plaza          03-0810427         GCFP             63 Newport Avenue
   202     Shoal Creek Mall Shopping     400024             GCFP             602-640 Sunburst Highway
           Center
   207     Holiday Inn Stillwater        12044              GCFP             2515 West Sixth Avenue
   209     943-955 North McLean          03-0812073         GCFP             943-955 North McLean Boulevard
           Boulevard
   210     Holiday Inn Ponca City        12045              GCFP             2215 North 14th Street
   212     Eaglepointe Office Building   400032             GCFP             39 East Eagle Ridge Drive
   213     Plaza on Shea                 03-0810312         GCFP             12002 & 12020 East Shea Boulevard
   214     Woodward Heights Manor        03-0812092         GCFP             1045 East Woodward Heights Boulevard
           Apartments
   217     McMahon Medical Office        03-0812609         GCFP             4824 McMahon Boulevard Northwest
           Building
   220     Pinnacle Peak Road and 39th   03-0810336         GCFP             3830 West Pinnacle Peak Road
           Drive
   223     Storage Inn                   400029             GCFP             4950 Duneville Road
   229     Valley View Twain Shopping    400022             GCFP             3711 South Valley View Boulevard
           Center and Billboard Site
   237     2436 East Indian School Road  03-0810337         GCFP             2436 East Indian School Road


                                                                    PROPERTY
  CONTROL                                              PROPERTY     SIZE UNIT
  NUMBER        CITY             STATE      ZIP CODE     SIZE         TYPE

   190          Torrance            CA        90505     40,176         SF
   191          Las Vegas           NV        89120     33,806         SF
   192          Las Vegas           NV        89120     16,748         SF
   194          Las Vegas           NV        98122     68,063         SF
   196          Rohnert Park        CA        94928     39,818         SF
   197          Brookline           MA        02446         20        Units
   200          East Providence     RI        02916     14,560         SF
   202          Cambridge           MD        21613     67,249         SF
   207          Stillwater          OK        74074        141        Rooms
   209          Elgin               IL        60123     23,873         SF
   210          Ponca City          OK        74601        138        Rooms
   212          North Salt Lake     UT        84054     22,000         SF
   213          Scottsdale          AZ        85259     16,312         SF
   214          Hazel Park          MI        48030         57        Units
   217          Albuquerque         NM        87114     18,240         SF
   220          Phoenix             AZ        85310      8,609         SF
   223          Las Vegas           NV        89118     34,125         SF
   229          Las Vegas           NV        89103     14,424         SF
   237          Phoenix             AZ        85016     33,174         SF


PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.


   101b    Birch Run Outlet Center       03-0812084         GCFP              12240 South Beyer Road
           (Junior Portion)

   101b         Birch Run         MI      48415   723,536      SF

                                                         CROSS
                                                        COLLATER-
                                                        ALIZED
                                                        MORTGAGE
                                         CROSS         LOAN GROUP
                                       COLLATER-        AGGREGATE
                                        ALIZED         CUT-OFF DATE
  CONTROL                              (MORTGAGE        PRINCIPAL
  NUMBER     LOAN / PROPERTY NAME     LOAN GROUP)        BALANCE

   101a    Birch Run Outlet Center        No           40,000,000
           (Senior Portion)
   102     Phoenix Marriott               No           33,783,972
   103     Imperial Apartments            No           32,000,000
   104     Pacific Plaza at Torrey        No           29,361,014
           Hills
   108     Metro Park Office              No           18,479,791
           Building
   109     Hilton Garden Inn              No           17,915,342
   113     Lakeshore Marketplace          No           15,953,338
           Shopping Center
   115     Paramus Plaza                  No           14,980,615
   120     Holiday Inn Hotel and          No           12,079,118
           Resort - Tewksbury
   121     Muir Station Shopping          No           10,396,423
           Center
   124     Raymour & Flanigan Plaza       No            9,871,661
   125     Culver City Self Storage       No            9,821,531
   128     Euclid Business Center         No            9,425,438
   129     4300 Sprint Boulevard          No            8,731,254
           Northeast
   132     Cochrane Plaza                 No            8,202,054
   133     Lowe's Home Improvement        No            8,160,141
           Warehouse
   134     Millennium II Office           No            8,023,713
           Building
   137     Shadow Lakes Apartments        No            7,370,441
   138     Medical Center West            No            7,315,605
   139     Willow Grove Office Mews       No            7,040,981
   142     1698 Vierling Drive East       No            6,914,534
   144     Cherry Hill Office Mews        No            6,741,365
   146     Freeport Distribution          No            6,519,901
   149     5900 Sepulveda                 No            6,249,297
           Boulevard Office
           Building
   152     Nexus and Valencia             No            5,855,649
           Shopping Center
   155     331-335 Putnam Avenue &        No            5,175,647
           320-366 River Street
   156     Churchill Village              No            5,138,996
           Apartments
   157     Sierra College Self            No            4,993,158
           Storage
   160     Holiday Inn Asheville          No            4,732,448
           Airport
   161     Princeton Belvidere            No            4,729,348
   163     Hometown Square                No            4,643,570
   164     Albemarle Crossing          Yes (X2)         4,574,833
   165     Hannaford Ground Lease      Yes (X2)         4,574,833
           at Albemarle
           Crossing
   167     678 Massachusetts Avenue       No            4,289,399
   168     Palomar Commerce Center        No            4,243,903
   171     Mt. Morris Plaza               No            3,996,753
   172     Durango Mini-Storage &         No            3,991,452
           Charleston
           West Mini-Storage
   173     Via Verde Plaza                No            3,889,830
   174     Northlake Quadrangle           No            3,886,643
   175     550-560 Sutter Street          No            3,872,584








                                                                                                              ANTICI-      SCHED-
                          ORIGINAL                MASTER                INTEREST                              PATED        ULED
CONTROL   OWNERSHIP      PRINCIPAL    MORTGAGE   SERVICING    RATE     ACCRUAL       LOAN         NOTE        REPAY-       MATURITY
NUMBER    INTEREST       BALANCE      RATE       FEE RATE     TYPE     METHOD        TYPE         DATE        MENT DATE    DATE

101a     Fee Simple    40,082,051    7.4660%      0.0625%      Fixed    Actual/360    Balloon      08/16/01      NAP       09/01/11
102      Fee Simple    34,000,000    8.0620%      0.0625%      Fixed    Actual/360    Balloon      07/23/01      NAP       08/01/11
103      Fee Simple    32,000,000    7.2190%      0.0625%      Fixed    Actual/360    Partial IO   10/17/01   11/01/11     11/01/31
104      Fee Simple    29,400,000    7.3580%      0.0625%      Fixed    Actual/360    Balloon      09/18/01      NAP       10/01/11
108      Fee Simple    18,505,000    7.2500%      0.0925%      Fixed    Actual/360    Balloon      09/14/01      NAP       10/01/11
109      Fee Simple    18,000,000    7.9440%      0.0625%      Fixed    Actual/360    Balloon      06/11/01      NAP       07/01/11
113      Fee Simple    15,993,000    7.6470%      0.0625%      Fixed    Actual/360    Balloon      07/30/01      NAP       08/01/11
115      Fee Simple    15,000,000    7.4600%      0.0625%      Fixed    Actual/360    Balloon      09/25/01      NAP       10/01/11
120      Fee Simple    12,120,000    7.5860%      0.0625%      Fixed    Actual/360    Balloon      09/21/01      NAP       10/01/11
121      Fee Simple    10,420,000    7.0300%      0.0925%      Fixed    Actual/360    Balloon      08/31/01      NAP       09/01/11
124      Fee Simple     9,900,000    7.8200%      0.0925%      Fixed    Actual/360    Balloon      06/15/01      NAP       07/01/11
125      Fee Simple     9,850,000    7.7850%      0.0625%      Fixed    Actual/360    Balloon      06/11/01      NAP       07/01/11
128      Fee Simple     9,450,000    7.4630%      0.0625%      Fixed    Actual/360    Balloon      07/18/01      NAP       08/01/11
129      Fee Simple     8,753,000    7.6400%      0.0625%      Fixed    Actual/360    Balloon      07/06/01      NAP       08/01/11
         in part,
         Leasehold
         in part
132      Fee Simple     8,266,000    7.4100%      0.0625%      Fixed    Actual/360    Balloon      12/22/00      NAP       01/01/11
133      Fee Simple     8,200,000    7.1500%      0.0625%      Fixed    Actual/360    Balloon      04/18/01      NAP       05/01/11
134      Fee Simple     8,052,000    7.8940%      0.0925%      Fixed    Actual/360    Balloon      05/30/01      NAP       06/01/11
137      Fee Simple     7,400,000    7.3930%      0.0625%      Fixed    Actual/360    Balloon      05/09/01      NAP       06/01/11
138      Fee Simple     7,325,000    7.4900%      0.0925%      Fixed    Actual/360    Balloon      09/19/01      NAP       10/01/11
139      Fee Simple     7,050,000    7.5000%      0.0625%      Fixed    Actual/360    Balloon      09/10/01      NAP       10/01/08
142      Fee Simple     6,934,000    7.8900%      0.0625%      Fixed    Actual/360    Balloon      06/08/01      NAP       07/01/11
144      Fee Simple     6,750,000    7.5000%      0.0625%      Fixed    Actual/360    Balloon      09/10/01      NAP       10/01/08
146      Fee Simple     6,538,000    7.9400%      0.0925%      Fixed    Actual/360    Balloon      06/12/01      NAP       07/01/11
149      Fee Simple     6,296,500    8.2300%      0.0925%      Fixed    Actual/360    Balloon      10/17/00      NAP       11/01/10
152      Fee Simple     5,864,000    7.0700%      0.0625%      Fixed    Actual/360    Balloon      09/28/01      NAP       10/01/11
155      Fee Simple     5,207,000    7.7500%      0.0625%      Fixed    Actual/360      ARD        05/23/01   06/01/11     06/01/21
156      Fee Simple     5,150,000    7.2810%      0.0625%      Fixed    Actual/360    Balloon      08/07/01      NAP       09/01/11
157      Fee Simple     5,000,000    7.2320%      0.0625%      Fixed    Actual/360    Balloon      09/07/01      NAP       10/01/11
160      Leasehold      4,750,000    8.1400%      0.1325%      Fixed    Actual/360    Balloon      07/16/01      NAP       08/01/11
161      Fee Simple     4,740,000    7.0600%      0.1225%      Fixed    Actual/360    Balloon      08/24/01      NAP       09/01/11
163      Fee Simple     4,650,000    7.1900%      0.0925%      Fixed    Actual/360    Balloon      09/04/01      NAP       10/01/11
164      Fee Simple     2,470,000    7.2900%      0.1325%      Fixed    Actual/360    Balloon      09/28/01      NAP       10/01/11
165      Fee Simple     2,117,000    7.5600%      0.1325%      Fixed    Actual/360    Balloon      09/28/01      NAP       10/01/11
167      Fee Simple     4,300,000    7.6700%      0.0625%        Fixed    Actual/360    Balloon      07/13/01      NAP     08/01/11
168      Fee Simple     4,250,000    7.0400%      0.0925%        Fixed    Actual/360    Balloon      09/04/01      NAP     10/01/11
171      Fee Simple     4,000,000    7.0500%      0.0625%        Fixed    Actual/360    Balloon      10/03/01      NAP     11/01/11
172      Fee Simple     4,000,000    7.3500%      0.0925%        Fixed    Actual/360    Balloon      09/10/01      NAP     10/01/11
173      Fee Simple     3,900,000    7.4500%      0.0625%        Fixed    Actual/360    Balloon      07/31/01      NAP     08/01/11
174      Fee Simple     3,900,000    7.9900%      0.0625%        Fixed    Actual/360    Balloon      05/31/01      NAP     06/01/11
175      Fee Simple     3,900,000    8.1000%      0.0625%        Fixed    Actual/360    Balloon      11/02/00      NAP     12/01/10

                                                             CROSS
                                                            COLLATER-
                                                            ALIZED
                                                           MORTGAGE
                                            CROSS         LOAN GROUP
                                           COLLATER-       AGGREGATE
                                           ALIZED         CUT-OFF DATE                  ORIGINAL
  CONTROL                                 (MORTGAGE        PRINCIPAL        OWNERSHIP   PRINCIPAL
  NUMBER   LOAN / PROPERTY NAME           LOAN GROUP)       BALANCE         INTEREST    BALANCE

   176     Aliso Viejo Town                   No           3,871,611       Fee Simple   3,900,000
           Center-Building # 7
   180     1770 North Milwaukee               No           3,448,948       Fee Simple   3,463,000
           Avenue
   181     64th Street and                    No           3,345,549       Fee Simple   3,350,000
           Greenway Road
   184     Evanston Northwestern              No           3,200,000       Fee Simple   3,200,000
           Ground Lease
   185     Main Street Village                No           3,195,843       Fee Simple   3,200,000
           Office Building
   187     Fairmount Greens                   No           3,115,303       Fee Simple   3,120,000
           Apartments
   188     Jackson Square Shopping            No           2,996,162       Fee Simple   3,000,000
           Center
   190     23133 Hawthorne                    No           2,984,066       Fee Simple   3,000,000
           Boulevard
   191     Park 2000 - Building K          Yes (X3)        2,977,081       Leasehold    1,818,000
   192     Park 2000 - Building H          Yes (X3)        2,977,081       Leasehold    1,168,000
   194     Russell Mini Storage               No           2,644,923       Fee Simple   2,662,500
   196     150-170 Professional               No           2,579,314       Fee Simple   2,600,000
           Center Drive
   197     9, 9A & 0 Summit Avenue            No           2,554,415       Fee Simple   2,560,000
   200     Newport Avenue Plaza               No           2,491,383       Fee Simple   2,500,000
   202     Shoal Creek Mall                   No           2,300,601       Fee Simple   2,310,000
           Shopping Center
   207     Holiday Inn Stillwater             No           1,990,243       Fee Simple   2,000,000
   209     943-955 North McLean               No           1,795,129       Fee Simple   1,800,000
           Boulevard
   210     Holiday Inn Ponca City             No           1,791,219       Fee Simple   1,800,000
   212     Eaglepointe Office                 No           1,697,814       Fee Simple   1,700,000
           Building
   213     Plaza on Shea                      No           1,689,164       Fee Simple   1,694,000
   214     Woodward Heights Manor             No           1,671,518       Fee Simple   1,675,000
           Apartments
   217     McMahon Medical Office             No           1,470,612       Fee Simple   1,475,000
           Building
   220     Pinnacle Peak Road and             No           1,338,170       Fee Simple   1,340,000
           39th Drive
   223     Storage Inn                        No           1,261,572       Fee Simple   1,267,500
   229     Valley View Twain                  No           1,000,000       Fee Simple   1,000,000
           Shopping Center and
           Billboard Site
   237     2436 East Indian School            No             533,354       Fee Simple     534,000
           Road





                                                                                       ANTICI-      SCHED-
                            MASTER                INTEREST                              PATED        ULED
 CONTROL        MORTGAGE   SERVICING     RATE     ACCRUAL       LOAN         NOTE      REPAY-      MATURITY
 NUMBER          RATE       FEE RATE     TYPE     METHOD        TYPE         DATE     MENT DATE      DATE

  176           7.6700%    0.0625%      Fixed     Actual/360    Balloon    12/26/00      NAP         01/01/11
  180           7.8400%    0.0625%      Fixed     Actual/360    Balloon    05/01/01      NAP         05/01/11
  181           7.3500%    0.0625%      Fixed     Actual/360    Balloon    09/27/01      NAP         10/01/11
  184           7.1500%    0.0625%      Fixed     Actual/360   Interest    06/14/01      NAP         07/01/11
                                                                 Only
  185           7.4400%    0.0625%      Fixed     Actual/360    Balloon    09/28/01      NAP         10/01/11
  187           6.8400%    0.0625%      Fixed     Actual/360    Balloon    09/18/01      NAP         10/01/11
  188           7.5000%    0.0925%      Fixed     Actual/360    Balloon    09/24/01      NAP         10/01/11
  190           7.4300%    0.0625%      Fixed     Actual/360    Balloon    03/15/01      NAP         04/01/11
  191           7.6650%    0.0625%      Fixed     Actual/360    Balloon    06/26/01      NAP         07/01/11
  192           7.6650%    0.0625%      Fixed     Actual/360    Balloon    06/26/01      NAP         07/01/11
  194           8.0000%    0.0625%      Fixed     Actual/360    Balloon    04/25/01      NAP         05/01/11
  196           7.9900%    0.0625%      Fixed     Actual/360    Balloon    10/26/00      NAP         11/01/10
  197           7.1900%    0.1225%      Fixed     Actual/360    Balloon    08/20/01      NAP         09/01/11
  200           7.9660%    0.1225%      Fixed     Actual/360    Balloon    05/18/01      NAP         06/01/11
  202           7.8300%    0.0625%      Fixed     Actual/360    Balloon    04/27/01      NAP         05/01/11
  207           8.8100%    0.0925%      Fixed     Actual/360    Balloon    05/18/01      NAP         06/01/11
  209           8.0200%    0.0625%      Fixed     Actual/360    Balloon    06/15/01      NAP         07/01/11
  210           8.8100%    0.0925%      Fixed     Actual/360    Balloon    05/18/01      NAP         06/01/11
  212           7.4800%    0.0625%      Fixed     Actual/360    Balloon    09/07/01      NAP         10/01/11
  213           7.8300%    0.0625%      Fixed     Actual/360    Balloon    06/04/01      NAP         07/01/11
  214           7.4000%    0.0625%      Fixed     Actual/360    Balloon    08/31/01      NAP         09/01/11
  217           7.6800%    0.0625%      Fixed     Actual/360    Balloon    06/21/01      NAP         07/01/11
  220           7.2400%    0.0625%      Fixed     Actual/360    Balloon    09/27/01      NAP         10/01/11
  223           7.9720%    0.0625%      Fixed     Actual/360    Balloon    06/14/01      NAP         07/01/11
  229           7.8100%    0.0625%      Fixed     Actual/360    Balloon    12/13/01      NAP         04/01/11
  237           7.7200%    0.0625%      Fixed     Actual/360    Balloon    09/27/01      NAP         10/01/11


PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

   101b    Birch Run Outlet Center      No         12,891,504      Fee Simple    12,917,949
           (Junior Portion)


 101b      7.4660%    0.0625%    Fixed    Actual/360    Balloon    08/16/01      NAP     09/01/11

                                                                    STATED     REMAIN-
                                                      ORIGINAL     ORIGINAL   ING TERM     STATED
                                        MONTHLY        TERM TO      AMORT-       TO       REMAINING    CUT-OFF          LOAN
                                        DEBT          MATURITY/    IZATION   MATURITY/     AMORT-        DATE             BALANCE
CONTROL  LOAN /                         SERVICE          ARD         TERM       ARD     IZATION TERM   PRINCIPAL          AT
 NUMBER  PROPERTY NAME                  PAYMENT        (MONTHS)     (MONTHS)  (MONTHS)    (MONTHS)      BALANCE         MATURITY/ARD

  101a   Birch Run Outlet Center       279,326.94       120          360        117          357      40,000,000.00    35,370,807.03
         (Senior Portion)
  102    Phoenix Marriott              285,702.95       120          240        116          236      33,783,971.92    24,027,771.58
  103    Imperial Apartments           217,623.97(a)    120          360        119          360      32,000,000.00    29,098,552.16
  104    Pacific Plaza at Torrey Hills 202,717.97       120          360        118          358      29,361,014.30    25,876,652.04
  108    Metro Park Office Building    126,236.72       120          360        118          358      18,479,790.64    16,242,285.02
  109    Hilton Garden Inn             138,259.83       120          300        115          295      17,915,341.54    14,814,367.80
  113    Lakeshore Marketplace         113,439.59       120          360        116          356      15,953,337.86    14,179,475.60
         Shopping Center
  115    Paramus Plaza                 104,471.63       120          360        118          358      14,980,614.64    13,236,566.80
  120    Holiday Inn Hotel and Resort   98,276.23       120          240        118          238      12,079,117.93    8,423,656.46
         - Tewksbury
  121    Muir Station Shopping Center   69,534.59       120          360        117          357      10,396,423.26    9,092,515.04
  124    Raymour & Flanigan Plaza       71,404.30       120          360        115          355       9,871,661.40    8,816,280.69
  125    Culver City Self Storage       70,804.99       120          360        115          355       9,821,530.57    8,764,272.23
  128    Euclid Business Center         65,836.51       120          360        116          356       9,425,438.21    8,339,996.35
  129    4300 Sprint Boulevard          62,043.53       120          360        116          356       8,731,253.70    7,759,110.38
         Northeast
  132    Cochrane Plaza                 57,288.51       120          360        109          349       8,202,054.12    7,283,110.88
  133    Lowe's Home Improvement        55,383.35       120          360        113          353       8,160,140.72    7,180,291.03
         Warehouse
  134    Millennium II Office           58,488.81       120          360        114          354       8,023,713.11    7,182,428.98
         Building
  137    Shadow Lakes Apartments        51,200.77       120          360        114          354       7,370,440.78    6,519,463.99
  138    Medical Center West            51,167.31       120          360        118          358       7,315,605.32    6,468,742.35
  139    Willow Grove Office Mews       49,294.62       84           360        82           358       7,040,980.99    6,543,075.82
  142    1698 Vierling Drive East       50,348.52       120          360        115          355       6,914,534.20    6,185,449.57
  144    Cherry Hill Office Mews        47,196.98       84           360        82           358       6,741,364.77    6,264,646.69
  146    Freeport Distribution          47,700.34       120          360        115          355       6,519,901.24    5,839,230.00
  149    5900 Sepulveda Boulevard       47,215.00       120          360        107          347       6,249,296.69    5,659,332.62
         Office Building
  152    Nexus and Valencia             39,289.40       120          360        118          358       5,855,649.15    5,122,909.48
         Shopping Center
  155    331-335 Putnam Avenue &        39,329.97       120          300        114          294       5,175,647.49    4,260,599.37
         320-366 River Street
  156    Churchill Village              35,240.43       120          360        117          357       5,138,995.85    4,523,345.36
         Apartments
  157    Sierra College Self Storage    34,047.79       120          360        118          358       4,993,157.99    4,386,582.06
  160    Holiday Inn Asheville          37,102.89       120          300        116          296       4,732,447.54    3,930,558.78
         Airport
  161    Princeton Belvidere            31,726.57       120          360        117          357       4,729,347.67    4,139,402.61
  163    Hometown Square                31,532.18       120          360        118          358       4,643,570.42    4,075,086.51
  164    Albemarle Crossing             16,916.82       120          360        118          358       2,466,668.46    2,170,211.32
  165    Hannaford Ground Lease at      17,963.70       120          216        118          214       2,108,165.02    1,320,659.09
         Albemarle
         Crossing
  167    678 Massachusetts Avenue       30,568.35       120          360        116          356       4,289,399.17    3,814,569.49
  168    Palomar Commerce Center        28,389.62       120          360        118          358       4,243,903.14    3,709,954.37
  171    Mt. Morris Plaza               26,746.55       120          360        119          359       3,996,753.45    3,492,125.21
  172    Durango Mini-Storage &         29,170.48       120          300        118          298       3,991,452.10    3,233,861.91
         Charleston
         West Mini-Storage
  173    Via Verde Plaza                27,135.96       120          360        116          356       3,889,830.06    3,440,774.49
  174    Northlake Quadrangle           28,589.64       120          360        114          354       3,886,642.57    3,486,842.14
  175    550-560 Sutter Street          28,889.16       120          360        108          348       3,872,583.83    3,495,236.90
  176    Aliso Viejo Town               27,724.78       120          360        109          349       3,871,610.76    3,458,614.99
         Center-Building # 7
  180    1770 North Milwaukee           25,025.08       120          360        113          353       3,448,948.14    3,085,541.29
         Avenue
  181    64th Street and Greenway       23,080.57       120          360        118          358       3,345,548.82    2,947,927.72
         Road
  184    Evanston Northwestern          19,331.48(b)    120        Interest     115       Interest     3,200,000.00    3,200,000.00
         Ground  Lease                                              Only                    Only
  185    Main Street Village Office     22,243.54       120          360        118          358       3,195,843.45    2,822,375.13
         Building
  187    Fairmount Greens Apartments    20,423.27       120          360        118          358       3,115,302.60    2,709,064.02
  188    Jackson Square Shopping        20,976.44       120          360        118          358       2,996,162.11    2,649,978.95
         Center
  190    23133 Hawthorne Boulevard      20,832.83       120          360        112          352       2,984,066.04    2,645,603.12
  191    Park 2000 - Building K         12,917.75       120          360        115          355       1,812,570.01    1,612,844.82
  192    Park 2000 - Building H          8,299.19       120          360        115          355       1,164,511.44    1,036,195.59
  194    Russell Mini Storage           20,549.61       120          300        113          293       2,644,923.36    2,194,946.23
  196    150-170 Professional           19,059.76       120          360        107          347       2,579,314.48    2,323,761.72
         Center  Drive

                                                                    STATED     REMAIN-
                                                      ORIGINAL     ORIGINAL   ING TERM     STATED
                                        MONTHLY        TERM TO      AMORT-       TO       REMAINING    CUT-OFF          LOAN
                                        DEBT          MATURITY/    IZATION   MATURITY/     AMORT-        DATE             BALANCE
CONTROL  LOAN /                         SERVICE          ARD         TERM       ARD     IZATION TERM   PRINCIPAL          AT
 NUMBER  PROPERTY NAME                  PAYMENT        (MONTHS)     (MONTHS)  (MONTHS)    (MONTHS)      BALANCE         MATURITY/ARD

  197    9, 9A & 0 Summit Avenue        17,359.65       120          360        117          357       2,554,414.60    2,243,225.91
  200    Newport Avenue Plaza           18,284.89       120          360        114          354       2,491,382.86    2,233,874.74
  202    Shoal Creek Mall Shopping      16,677.01       120          360        113          353       2,300,601.16    2,057,715.40
         Center
  207    Holiday Inn Stillwater         16,524.48       120          300        114          294       1,990,242.83    1,686,107.24
  209    943-955 North McLean           13,232.87       120          360        115          355       1,795,128.51    1,610,699.25
         Boulevard
  210    Holiday Inn Ponca City         14,872.03       120          300        114          294       1,791,218.56    1,517,496.90
  212    Eaglepointe Office             11,863.37       120          360        118          358       1,697,814.12    1,500,900.99
         Building
  213    Plaza on Shea                  12,229.81       120          360        115          355       1,689,164.35    1,508,929.93
  214    Woodward Heights Manor         11,597.36       120          360        117          357       1,671,518.08    1,475,658.46
         Apartments
  217    McMahon Medical Office         10,495.82       120          360        115          355       1,470,612.41    1,309,036.32
         Building
  220    Pinnacle Peak Road and          9,132.08       120          360        118          358       1,338,169.97    1,175,846.01
         39th Drive
  223    Storage Inn                     9,759.27       120          300        115          295       1,261,572.30    1,044,024.21
  229    Valley View Twain Shopping      7,651.95       112          293        112          293       1,000,000.00      826,643.63
         Center and Billboard Site
  237    2436 East Indian School Road    3,814.58       120          360        118          358         533,354.45      474,279.09

------------
Footnotes:        (a)     Loan is interest only for the first 24 payments.
                          First Payment Date shown is first IO payment. Monthly
                          Debt Service Payment shown is the full P&I amount.

                  (b) Loan is interest only for the entire term. First Payment Date shown is first IO payment. Monthly Debt Service Payment shown is the interest only amount.

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

101b     Birch Run Outlet Center        90,023.61       120          360        117          357       12,891,504.37   11,399,572.83
         (Junior Portion)

                                                                                         YIELD            YIELD
                                                                                       MAINTEN-         MAINTEN-
                                               DEFEASE-             DEFEASE              ANCE             ANCE          PREPAYMENT
 CONTROL                                       ANCE                -ANCE END            PERIOD         PERIOD END        PENALTY
 NUMBER       LOAN / PROPERTY NAME             START DATE            DATE             START DATE          DATE          START DATE

   101a    Birch Run Outlet Center              01/01/04           06/30/11               NAP              NAP             NAP
           (Senior Portion)

   102     Phoenix Marriott                     01/01/04           04/30/11               NAP              NAP             NAP

   103     Imperial Apartments                    NAP                 NAP              01/01/04         07/31/11           NAP

   104     Pacific Plaza at Torrey              01/01/04           06/30/11               NAP              NAP             NAP
           Hills

   108     Metro Park Office Building           01/01/04           06/30/11               NAP              NAP             NAP

   109     Hilton Garden Inn                    01/01/04           03/31/11               NAP              NAP             NAP

   113     Lakeshore Marketplace                01/01/04           04/30/11               NAP              NAP             NAP
           Shopping Center

   115     Paramus Plaza                        01/01/04           06/30/11               NAP              NAP             NAP

   120     Holiday Inn Hotel and                01/01/04           06/30/11               NAP              NAP             NAP
           Resort - Tewksbury

   121     Muir Station Shopping                01/01/04           05/31/11               NAP              NAP             NAP
           Center

   124     Raymour & Flanigan Plaza             01/01/04           03/31/11               NAP              NAP             NAP

   125     Culver City Self Storage               NAP                 NAP              07/01/06         03/31/11           NAP

   128     Euclid Business Center               01/01/04           04/30/11               NAP              NAP             NAP

   129     4300 Sprint Boulevard                01/01/04           04/30/11               NAP              NAP             NAP
           Northeast

   132     Cochrane Plaza                       01/01/04           09/30/10               NAP              NAP             NAP

   133     Lowe's Home Improvement              01/01/04           01/31/11               NAP              NAP             NAP
           Warehouse

   134     Millennium II Office                 01/01/04           02/28/11               NAP              NAP             NAP
           Building

   137     Shadow Lakes Apartments              01/01/04           02/28/11               NAP              NAP             NAP

   138     Medical Center West                  01/01/04           06/30/11               NAP              NAP             NAP

   139     Willow Grove Office Mews             01/01/04           06/30/08               NAP              NAP             NAP

   142     1698 Vierling Drive East             01/01/04           03/31/11               NAP              NAP             NAP

   144     Cherry Hill Office Mews              01/01/04           06/30/08               NAP              NAP             NAP

   146     Freeport Distribution                01/01/04           03/31/11               NAP              NAP             NAP

   149     5900 Sepulveda Boulevard             01/01/04           07/31/10               NAP              NAP             NAP
           Office Building

   152     Nexus and Valencia                     NAP                 NAP              10/01/06         06/30/11           NAP
           Shopping Center

   155     331-335 Putnam Avenue &              01/01/04           02/28/11               NAP              NAP             NAP
           320-366 River Street

   156     Churchill Village                      NAP                 NAP              09/01/06         05/31/11           NAP
           Apartments

   157     Sierra College Self Storage          01/01/04           06/30/11               NAP              NAP             NAP

   160     Holiday Inn Asheville                01/01/04           04/30/11               NAP              NAP             NAP
           Airport

   161     Princeton Belvidere                  01/01/04           05/31/11               NAP              NAP             NAP

   163     Hometown Square                      01/01/04           06/30/11               NAP              NAP             NAP

   164     Albemarle Crossing                   01/01/04           06/30/11               NAP              NAP             NAP

   165     Hannaford Ground Lease at            01/01/04           06/30/11               NAP              NAP             NAP
           Albemarle Crossing

   167     678 Massachusetts Avenue             01/01/04           04/30/11               NAP              NAP             NAP

   168     Palomar Commerce Center              01/01/04           06/30/11               NAP              NAP             NAP

   171     Mt. Morris Plaza                     01/01/04           07/31/11               NAP              NAP             NAP

   172     Durango Mini-Storage &               01/01/04           06/30/11               NAP              NAP             NAP
           Charleston West
           Mini-Storage

   173     Via Verde Plaza                      01/01/04           04/30/11               NAP              NAP             NAP

   174     Northlake Quadrangle                 01/01/04           02/28/11               NAP              NAP             NAP

   175     550-560 Sutter Street                01/01/04           08/31/10               NAP              NAP             NAP

   176     Aliso Viejo Town                     01/01/04           09/30/10               NAP              NAP             NAP
           Center-Building # 7

   180     1770 North Milwaukee Avenue          01/01/04           01/31/11               NAP              NAP             NAP

   181     64th Street and Greenway               NAP                 NAP              10/01/06         06/30/11           NAP
           Road

   184     Evanston Northwestern                01/01/04           03/31/11               NAP              NAP             NAP
           Ground Lease

   185     Main Street Village Office           01/01/04           06/30/11               NAP              NAP             NAP
           Building

   187     Fairmount Greens Apartments          01/01/04           06/30/11               NAP              NAP             NAP

   188     Jackson Square Shopping              01/01/04           06/30/11               NAP              NAP             NAP
           Center

   190     23133 Hawthorne Boulevard            01/01/04           12/31/10               NAP              NAP             NAP

   191     Park 2000 - Building K               01/01/04           03/31/11               NAP              NAP             NAP




                                                                       YIELD MAINTENANCE
                                     YIELD                               INTEREST RATE             YIELD
                PREPAYMENT        MAINTENANCE           YIELD             CONVERTED TO          MAINTENANCE
CONTROL         PENALTY END       CALCULATION        MAINTENANCE        MONTHLY MORTGAGE       INTEREST RATE
NUMBER             DATE              METHOD         INTEREST RATE             RATE             REFERENCE DATE

  101a              NAP               NAP                NAP                  NAP                   NAP

  102               NAP               NAP                NAP                  NAP                   NAP
  103               NAP              Type 1         Treasury Flat             Yes                 Maturity
  104               NAP               NAP                NAP                  NAP                   NAP

  108               NAP               NAP                NAP                  NAP                   NAP
  109               NAP               NAP                NAP                  NAP                   NAP
  113               NAP               NAP                NAP                  NAP                   NAP

  115               NAP               NAP                NAP                  NAP                   NAP
  120               NAP               NAP                NAP                  NAP                   NAP

  121               NAP               NAP                NAP                  NAP                   NAP

  124               NAP               NAP                NAP                  NAP                   NAP
  125               NAP              Type 1         Treasury Flat             Yes                 Maturity
  128               NAP               NAP                NAP                  NAP                   NAP
  129               NAP               NAP                NAP                  NAP                   NAP

  132               NAP               NAP                NAP                  NAP                   NAP
  133               NAP               NAP                NAP                  NAP                   NAP

  134               NAP               NAP                NAP                  NAP                   NAP

  137               NAP               NAP                NAP                  NAP                   NAP
  138               NAP               NAP                NAP                  NAP                   NAP
  139               NAP               NAP                NAP                  NAP                   NAP
  142               NAP               NAP                NAP                  NAP                   NAP
  144               NAP               NAP                NAP                  NAP                   NAP
  146               NAP               NAP                NAP                  NAP                   NAP
  149               NAP               NAP                NAP                  NAP                   NAP

  152               NAP              Type 1         Treasury Flat             Yes                 Maturity

  155               NAP               NAP                NAP                  NAP                   NAP

  156               NAP              Type 1         Treasury Flat              No                 Maturity

  157               NAP               NAP                NAP                  NAP                   NAP
  160               NAP               NAP                NAP                  NAP                   NAP

  161               NAP               NAP                NAP                  NAP                   NAP
  163               NAP               NAP                NAP                  NAP                   NAP
  164               NAP               NAP                NAP                  NAP                   NAP
  165               NAP               NAP                NAP                  NAP                   NAP

  167               NAP               NAP                NAP                  NAP                   NAP
  168               NAP               NAP                NAP                  NAP                   NAP
  171               NAP               NAP                NAP                  NAP                   NAP
  172               NAP               NAP                NAP                  NAP                   NAP


  173               NAP               NAP                NAP                  NAP                   NAP
  174               NAP               NAP                NAP                  NAP                   NAP
  175               NAP               NAP                NAP                  NAP                   NAP
  176               NAP               NAP                NAP                  NAP                   NAP

  180               NAP               NAP                NAP                  NAP                   NAP
  181               NAP              Type 1         Treasury Flat             Yes                 Maturity

  184               NAP               NAP                NAP                  NAP                   NAP

  185               NAP               NAP                NAP                  NAP                   NAP

  187               NAP               NAP                NAP                  NAP                   NAP
  188               NAP               NAP                NAP                  NAP                   NAP

  190               NAP               NAP                NAP                  NAP                   NAP
  191               NAP               NAP                NAP                  NAP                   NAP

                                                                                   YIELD            YIELD
                                                                                  MAINTEN-         MAINTEN-
                                             DEFEASE-            DEFEASE           ANCE             ANCE          PREPAYMENT
 CONTROL                                      ANCE              -ANCE END         PERIOD         PERIOD END        PENALTY
 NUMBER       LOAN / PROPERTY NAME          START DATE             DATE          START DATE         DATE          START DATE
    192     Park 2000 - Building H           01/01/04             03/31/11           NAP             NAP             NAP

    194     Russell Mini Storage             01/01/04             01/31/11           NAP             NAP             NAP

    196     150-170 Professional             01/01/04             07/31/10           NAP             NAP             NAP
            Center Drive

    197     9, 9A & 0 Summit Avenue          01/01/04             05/31/11           NAP             NAP             NAP

    200     Newport Avenue Plaza             01/01/04             02/28/11           NAP             NAP             NAP

    202     Shoal Creek Mall Shopping          NAP                   NAP          05/01/06        01/31/11           NAP
            Center

    207     Holiday Inn Stillwater           01/01/04             02/28/11           NAP             NAP             NAP

    209     943-955 North McLean             01/01/04             03/31/11           NAP             NAP             NAP
            Boulevard

    210     Holiday Inn Ponca City           01/01/04             02/28/11           NAP             NAP             NAP

    212     Eaglepointe Office Building        NAP                   NAP          10/01/06        06/30/11           NAP

    213     Plaza on Shea                    01/01/04             03/31/11           NAP             NAP             NAP

    214     Woodward Heights Manor           01/01/04             05/31/11           NAP             NAP             NAP
            Apartments

    217     McMahon Medical Office           01/01/04             03/31/11           NAP             NAP             NAP
            Building

    220     Pinnacle Peak Road and             NAP                   NAP          10/01/06        06/30/11           NAP
            39th Drive

    223     Storage Inn                      01/01/04             03/31/11           NAP             NAP             NAP

    229     Valley View Twain Shopping       01/01/04             12/31/10           NAP             NAP             NAP
            Center and Billboard Site

    237     2436 East Indian School Road       NAP                   NAP          10/01/06        06/30/11           NAP



                                                                       YIELD MAINTENANCE
                                     YIELD                               INTEREST RATE             YIELD
                PREPAYMENT        MAINTENANCE           YIELD             CONVERTED TO          MAINTENANCE
CONTROL         PENALTY END       CALCULATION        MAINTENANCE        MONTHLY MORTGAGE       INTEREST RATE
NUMBER             DATE              METHOD         INTEREST RATE             RATE             REFERENCE DATE
    192           NAP                NAP                 NAP                   NAP                    NAP

    194           NAP                NAP                 NAP                   NAP                    NAP

    196           NAP                NAP                 NAP                   NAP                    NAP


    197           NAP                NAP                 NAP                   NAP                    NAP

    200           NAP                NAP                 NAP                   NAP                    NAP

    202           NAP               Type 1          Treasury Flat              Yes                  Maturity


    207           NAP                NAP                 NAP                   NAP                    NAP

    209           NAP                NAP                 NAP                   NAP                    NAP


    210           NAP                NAP                 NAP                   NAP                    NAP

    212           NAP               Type 1          Treasury Flat              Yes                  Maturity

    213           NAP                NAP                 NAP                   NAP                    NAP

    214           NAP                NAP                 NAP                   NAP                    NAP


    217           NAP                NAP                 NAP                   NAP                    NAP


    220           NAP               Type 1          Treasury Flat              Yes                  Maturity


    223           NAP                NAP                 NAP                   NAP                    NAP

    229           NAP                NAP                 NAP                   NAP                    NAP


    237           NAP               Type 1          Treasury Flat              Yes                  Maturity

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE ANNEX A INFORMATION FOR THE BIRCH RUN OUTLET CENTER JUNIOR PORTION, WHICH IS ASSOCIATED WITH THE CLASS BR CERTIFICATES. THE BIRCH RUN OUTLET CENTER JUNIOR PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL BALANCE.

   101b     Birch Run Outlet Center      01/01/04   06/30/11       NAP         NAP         NAP
            (Junior Portion)

   101b      NAP           NAP            NAP              NAP               NAP

                                    EXHIBIT B
            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER


         The Seller hereby represents and warrants that, as of the Closing Date:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         (b) The execution and delivery by the Seller of this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the performance and compliance by the Seller with the terms of this Agreement will not: (i) violate the Seller's organizational documents; or (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         (c) The Seller has full power and authority to enter into and fully perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

         (d) The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

         (e) Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to: (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally; and
(ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         (f) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

         (g) There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

         (h) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

         (i) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

         (j) The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

         (k) The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

         (l) The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

         (m) After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

         (n) The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

         (o) The consideration to be received by the Seller in connection with its transfer of the Mortgage Loans to the Purchaser, as provided herein, constitutes at least reasonably equivalent value and fair consideration for the Mortgage Loans.

         (p) No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                                    EXHIBIT C

         All exceptions to any representation and warranty should be scheduled on a schedule or exhibit denominated to match the Section number of the specific representation and warranty, e.g., Schedule C-12(a). Each such Schedule shall set forth the specific exception or exceptions to the specific part or parts of the related representation and warranty and not simply list the loan. The standard for repurchase is to be any breach that materially and adversely effects the value of the Mortgage Loan, the Mortgaged Property, the interests of the Trust/Trustee in such Mortgage Loan or the interests of the Certificateholders, or any one of them, including any economic interest, in such Mortgage Loan.

         For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case (i) solely in the case of the Seller, after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, and in all events as required by the Seller's underwriting standards, at the time of the Seller's origination or acquisition, as applicable, of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the not taking such action by, either of the Seller or any servicer acting on its behalf.

                         REPRESENTATIONS AND WARRANTIES
                       WITH RESPECT TO THE MORTGAGE LOANS

         The Seller hereby represents and warrants that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date :

         1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects as of the respective Due Dates for the Mortgage Loans in December 2001.

         2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan to, or at the direction of, the Purchaser free and clear of any and all pledges, liens, claims, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, claim, charge, security interest or other encumbrance, or participation interest or any other ownership interest, or any other interest of any kind or nature whatsoever, except for the servicing rights identified on Schedule C-42. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

         3. Payment Record. No scheduled payment of principal and interest due under any Mortgage Loan on the Due Date in December 2001 or on any Due Date in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in December 2001 is or was 30 days or more delinquent, without giving effect to any applicable grace period.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan is properly recorded in the applicable jurisdiction and constitutes a valid and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances and except for (a) the lien for current real estate taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described below in Paragraph 8), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (c) any other exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment meeting the requirements described below in Paragraph 8), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan, (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which do not materially interfere with the security intended to be provided by such Mortgage, (f) condominium declarations of record and identified in the lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment meeting the requirements described in Paragraph 8 below) and (g) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (g) being herein referred to as the "Permitted Encumbrances"). Such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by such Mortgage or adversely effect the value or marketability of the

Mortgaged Property. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

         5. Assignment of Leases and Rents. The Mortgage Loan is secured by an assignment of leases and rents ("Assignment of Leases"), which is either a separate instrument or is incorporated into the related Mortgage, and which establishes and creates a valid, subsisting and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) to validly and effectively convey the assignor's interest therein and constitutes a legal, valid, binding and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee.

         6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any material respect, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part. Except as described on Schedule C-6 hereto, no alterations, waivers, modifications or assumptions of any kind have intentionally been given, made or consented to by or on behalf of the Seller since November 1, 2001. The Seller has not taken any affirmative action that would cause the representations and warranties of the related Borrower under any Mortgage Loan not to be true and correct in any material respect.

         7. Condition of Property; Condemnation. In the case of each Mortgage Loan, one or more engineering assessments were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, the related Mortgaged Property, to the Seller's knowledge, was as of origination, and, to Seller's actual knowledge, is as of the Closing Date, in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions either
(1) an escrow of funds was required or a letter of credit was obtained in an amount sufficient to effect the necessary repairs or maintenance or (2) such repairs and maintenance have been completed. To Seller's knowledge, as of origination of such Mortgage Loan, there was no proceeding pending, and, to the Seller's actual knowledge, no such proceeding for the condemnation of all or any material portion of the Mortgaged

Property securing any Mortgage Loan has been noticed or commenced. As of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph 8 below.

         8. Title Insurance. The lien of each Mortgage securing a Mortgage Loan is insured by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (except that if such policy is yet to be issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment in either case marked as binding and countersigned by the title company or its authorized agent, either on its face or by an acknowledged closing instruction or escrow letter) in the original principal amount of such Mortgage Loan after all advances of principal, insuring the originator of the related Mortgage Loan, its successors and assigns (as the sole insured) that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, and Seller has made no claims thereunder and, to Seller's actual knowledge, no prior holder of the related Mortgage has made any claims thereunder and no claims have been paid thereunder. Seller has not, and to the Seller's actual knowledge, no prior holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless, in the case of clause (b) below, the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

         9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material aspects or any such funds so escrowed have not been released, provided that, partial releases of such funds in accordance with the applicable Mortgage Loan Documents may have occurred.

         10. Mortgage Provisions. The Mortgage Note, Mortgage and Assignment of Leases for each Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions and limitations set forth in Paragraph 13 below, enforceable provisions for commercial or multifamily, as applicable, mortgage loans such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

         11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Borrower under the Mortgage.

         12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Schedule C-12(TS) (as to which a transaction screen meeting the requirements of the American Society for Testing and Materials, in effect at the time the related report was prepared, for transaction screens ("Transaction Screen") was performed), (a) an environmental site assessment meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was prepared and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property ("Environmental Report"), or an update of such an assessment, was performed by an independent and licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, except as set forth on Schedule C-12(a), such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser, and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then, except as described on Schedule C-12(c), one or more of the following are true -- (A) a party not related to the related Borrower with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance and such condition or circumstance does not materially impair the value of the Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the subject violation in all material respects and/or to obtain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence reasonably acceptable to a reasonably prudent commercial mortgage lender that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is identified on Schedule C-12(G) and insured under a policy of insurance against losses arising from such circumstances and conditions or (H) a party with financial resources reasonably estimated to be adequate to cure the subject violation in all material respects provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other loan document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Borrower represents and warrants in the related Mortgage Loan documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge, as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, except those in full compliance with all applicable Hazardous Materials Laws and the Borrower will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Borrower (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach. If the Mortgaged Property is a multifamily residential property and the environmental consultant, in its judgement in consideration of the age, history or location of the mortgaged property, considered lead-based paint, asbestos or radon to be a potential environmental risk, then either (I) Operations and Maintenance Plans ("O&M Plans"), as appropriate, were obtained and implemented prior to closing or an amount sufficient to obtain and implement such O&M Plan(s) was held back at closing, with the O&M Plan(s) required to be obtained and implemented post-closing, or
(II) an environmental assessment for lead-based paint, asbestos or radon, as appropriate, was conducted and either (i) no further action was recommended,
(ii) O&M Plans or remediation were recommended and obtained or performed prior to the loan closing, or (iii) O&M Plans or remediation were recommended and escrows sufficient to obtain such O&M Plans or effect such remediation were held back at closing with the O&M Plan(s) or remediation required to be obtained or performed post-closing.

         13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower, or any guarantor of non-recourse exceptions and environmental liability, with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by: (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no right of rescission, offset, abatement, diminution or valid defense or counterclaim available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby. Seller has no actual knowledge of any such rights, defenses or counterclaims having been asserted.

         14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils included within the classification "All Risk of Physical Loss" or "Extended Coverage" insurance (or the equivalent) policy in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Except as identified on Schedule C-14 hereto, each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area") and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis of the improvements in the SFH Area, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties. If the Mortgaged Property is located within 25 miles of the coast of Florida, Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is covered by windstorm insurance in such amount as is generally required by reasonably prudent commercial or multifamily, as applicable, lenders for similar properties or mitigating factors exist which would be satisfactory to reasonably prudent commercial or multifamily, as applicable, lenders for similar properties. If the Mortgaged Property is located in the State of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted at the time of origination or, alternatively, prior to the Closing Date and seismic insurance in an amount which would be acceptable to a reasonably prudent commercial lender was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) (based on a 450-year lookback with a 10% probability of exceedance in a 50-year period). Any Mortgaged Property constituting a materially non-conforming use under applicable zoning laws and ordinances constitutes a legal non-conforming use which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty or such Mortgaged Property is covered by law and ordinance insurance in an amount as would be customarily required by a reasonably prudent commercial or multifamily, as applicable, mortgage lender or a zoning endorsement, in form, substance and amount as would be customarily required by a reasonably prudent commercial or multifamily, as applicable, mortgage lender, insuring against loss to the mortgagee resulting from such non-conformity was obtained or the insurance proceeds available under the required casualty insurance plus the value of the land and any remaining improvements will be sufficient to repay the Mortgage Loan. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). All such insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured and all such insurance is in full force and effect. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the Mortgagee to require insurance as described above. Except under circumstances, including certain minimum thresholds, that would be reasonably acceptable to a prudent commercial or multifamily, as applicable, mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). To Seller's actual knowledge, all insurance policies described above are with an insurance carrier qualified to write insurance in the relevant jurisdiction.

         15. Taxes and Assessments. As of the origination of the Mortgage Loan or October 1, 2001, whichever is later, there were no, and as of the Closing Date, the Seller has no knowledge of, any delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

         16. Borrower Bankruptcy. No Mortgaged Property is the subject of, and no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

         17. Local Law Compliance. To the Seller's knowledge at the time of the origination of such Mortgage Loan, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, and to Seller's actual knowledge as of the Closing Date, except as described on Schedule C-17, the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan or as otherwise reasonably determined by the Seller in a manner that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, mortgage lender).

         18. Leasehold Estate Only. If any Mortgage Loan is secured, in whole or in part, by the interest of a Borrower as a lessee under a ground lease (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such property (the "Fee Interest"), then, except as otherwise specified on Schedule C-18:

                  (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

                  (b) The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than

Permitted Encumbrances, and such Ground Lease, provides that it shall remain superior to any mortgage or other lien upon the related Fee Interest;

         (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

         (d) Such Ground Lease is in full force and effect and the Seller has not received any notice that any material default has occurred under such Ground Lease, and the lessor under such Ground Lease has been sent notice of the lien evidenced by the Mortgage in accordance with the terms of the Ground Lease;

         (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

         (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (g) Such Ground Lease has an original term (or an original term plus options exercisable by the holder of the related Mortgage) which extends not less than twenty (20) years beyond the end of the amortization term of such Mortgage Loan;

         (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

         (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any casualty insurance proceeds, other than de minimus amounts for minor casualties, with respect to the leasehold interest will be applied either: (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon. Under the terms of the Ground Lease and the related Mortgage, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law and subject to any rights to require the improvements to be rebuilt);

         (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial or multifamily, as applicable, mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan;

         (k) The lessor under such Ground Lease is not permitted to disturb the possession, interest or quiet enjoyment of the lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

         (l) Such Ground Lease may not be materially amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

         19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8).

         20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property or the related Borrower (other than amounts paid by the tenant as specifically provided under related lease or by a property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

         21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or, provides for interest-only payments without principal amortization, other than for the initial partial month period between the date of the origination of such Mortgage Loan and the first day of the immediately succeeding month, or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to the Borrower under the Mortgage Loan or otherwise.

         22. Legal Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no pending actions, suits, litigation or other proceedings by or before any court or governmental authority against or affecting the Borrower (or any related guarantor to the extent the Seller in accordance with Seller's underwriting standards would consider such guarantor material to the underwriting of such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Borrower's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the ability of any such guarantor to meet its obligations.

         23. Other Liens. Except as otherwise set forth on Schedule C-23, none of the Mortgage Loans permits the related Mortgaged Property or any interest therein or any controlling ownership interest in the Borrower (including, but not limited to, any controlling interest in the manager or managing member of a Borrower which is a limited liability company or the general partner of a Borrower which is a general partnership, limited partnership or limited liability partnership) to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Mortgage requires the Borrower to pay all reasonable costs and expenses related to any required consent to an encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees.

         24. No Mechanics' Liens. To Seller's knowledge, as of the origination of the Mortgage Loan, and, to the Seller's actual knowledge, as of the Closing
Date: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

         25. Compliance with Usury Laws. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

         26. Licenses and Permits. To the extent required by applicable law, each Mortgage Loan requires the related Borrower to be qualified to do business, and requires the related Borrower and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a zoning report from a zoning consultant, or (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

         27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

         28. Releases of Mortgaged Properties. Except as set forth on Schedule C-28, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon: (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities", as defined Treasury regulation section 1.860G-2(a)(8)(i), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of material portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon: (i) the satisfaction of certain legal and underwriting requirements which would be acceptable to a reasonably prudent commercial or multifamily, as applicable, mortgage lender, or
(ii) the payment of a release price equal to at least 125% of the loan amount allocated to such Mortgaged Property or the appraised value of such Mortgaged Property at the time of the release and prepayment consideration in connection therewith.

         29. Defeasance. With respect to any Mortgage Loan that contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related loan document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Borrower of all related reasonable fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting non-callable "government securities" within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Maturity Date. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related loan document provides that the related Borrower shall (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions required under the related loan documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require the Borrower to pay any Rating Agency fees and expenses.

         30. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

         31. Inspection. The Seller, or an affiliate, inspected, or caused the inspection of, the related Mortgaged Property within twelve (12) months of the Closing Date.

         32. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note, Mortgage or other related loan documents for any Mortgage Loan and, to Seller's actual knowledge, no event or circumstance which, with the passage of time or notice and expiration of any grace period or cure period, would constitute a material default, breach, violation or event of acceleration under such Mortgage Note, Mortgage or other related loan documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises directly out of the subject matter of or is covered by any other representation and warranty made by the Seller in this Exhibit C. No foreclosure or other enforcement action has been taken by the Seller or, to the Seller's knowledge, by any prior holder of such Mortgage Loan, against the Borrower or the Mortgaged Property with respect to the subject Mortgage Loan.

         33. Due-on-Sale. The Mortgage contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgage Property, or any controlling interest in the related Borrower (including, but not limited to, any controlling interest in the manager or managing member of a Borrower which is a limited liability company or the general partner of a Borrower which is a general partnership, limited partnership or limited liability partnership) is pledged, transferred or sold, other than by reason of family and estate planning transfers (or by devise, descent or operation of law upon the death of a member, partner or shareholder of the related Borrower), transfers of less than a controlling interest in the Borrower, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan. The Mortgage requires the Borrower to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for all actions requiring such consent or approval under the Mortgage including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

         34. Single Purpose Entity. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Borrower to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Borrower is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; and whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Borrower (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan Documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. In addition with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Borrower's organizational documents provide substantially to the effect that the Borrower shall: conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution and winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; the Borrower shall have an outside independent director or member. There was obtained for each such Mortgage Loan having an original principal balance of $20,000,000 a counsel's opinion regarding non-consolidation of the Borrower in any insolvency proceeding involving any other party. To Seller's actual knowledge, each Borrower has complied in all material respects with the requirements of the related Mortgage Loan and Mortgage and the Borrower's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Borrower on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Borrower shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. Any such single member limited liability company Borrower is organized in jurisdictions that provide for such continued existence and there was obtained an opinion of such Borrower's counsel confirming such continued existence and that the applicable law provides that creditors of the single member may only attach the assets of the member including the membership interests in the Borrower but not the assets of the Borrower.

         35. Whole Loan. Each Mortgage loan is a whole loan and not a participation interest in a mortgage loan.

         36. Tax Parcels. Each Mortgaged Property either (i) constitutes one or more complete separate tax lots containing no other property or (ii) is subject to an endorsement under the related lender title policy insuring same or (iii) an application for the creation of separate tax lots complying in all respects with the applicable laws and requirements of the applicable governing authority has been made and approved by the applicable governing authority and such separate tax lots shall be effective for the next tax year.

         37. ARD Loans. Each Mortgage Loan which is an ARD Loan commenced amortizing on its initial scheduled Due Date, and provides that: (i) its Mortgage Rate will increase by at least two (2) percentage points in connection with the passage of its Anticipated Repayment Date; (ii) its Anticipated Repayment Date is not less than seven (7) years following the origination of such Mortgage Loan; (iii) no later than the related Anticipated Repayment Date, the related Borrower is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the Master Servicer; and (iv) any net cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the scheduled principal and interest payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures.

         38. Security Interests. The security agreements, financing statements or other instruments, if any, related to the Mortgage Loan establish and create, and a UCC financing statement has been filed and/or recorded in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), which in all cases includes elevators) and all Borrower owned furniture, fixtures and equipment material to the Borrower's operation of the Mortgaged Property and, if such Mortgaged Property is a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center operated by the related Borrower, such personal property, with the exception of certain leased personal property for which there is an assignment of the Borrower's interest, constitutes all the material personal property required to operate the Borrower's business and any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the related Mortgage Loan establishes and creates a valid and enforceable lien and first priority security interest in such material personal property described therein (subject to the exceptions and limitations set forth in Paragraph 13 above), except for certain personal property subject to purchase money security interests or personal property leases and security interests to secure revolving lines of credit, all of which are in compliance with or allowable under the related Mortgage Loan documents and are disclosed in the Mortgage Loan File or the Borrower's financial statements or operating statements. In the case of each Mortgage Loan secured by a hotel, the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. An assignment of each UCC financing statement relating to the Mortgage Loan has been executed by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such financing statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC financing statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby.

         39. Environmental Insurance. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

         (a)      the Seller --

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                  (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

         in each case with respect to (i) and (ii) to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

         (b)      all premiums for such insurance have been paid;

         (c)      such insurance is in full force and effect; and

         (d) such insurance policy has a term of not less than three (3) years beyond the maturity date of the Mortgage Loan.

         40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury regulation section 1.860G-1(b)(2).

         41. Operating Statements. Each Mortgage requires the Borrower upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), rent rolls (if there is more than one tenant) and related information and annual financial statements, which annual financial statements for all Mortgage Loans with an original principal balance greater than $20 million shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

         42. Servicing Rights. Except as set forth on Schedule C-42 hereto and except as to the Master and Special Servicer, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

         43. Recourse. Each Mortgage Loan is non-recourse, except that the Borrower and in the case of a Mortgage Loan with an initial principal balance of $3,000,000 or more, either: a principal of the Borrower who is a natural person or other individual guarantor who is a natural person, with assets other than any interest in the Borrower has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with:
(i) any fraud or material misrepresentation by the Borrower, (ii) misapplication or misappropriation of rents, insurance payments, condemnation awards, tenant security deposits or other funds subject to the Mortgage, (iii) acts of material, physical waste (or, alternatively, the failure to repair or restore the related Mortgaged Property in accordance with any related Mortgage Loan document, to the extent not covered by insurance proceeds paid on account of damage which is the subject of any such repair or restoration which are made available for such purpose to the Borrower or the holder of the Mortgage Loan),
(iv) violation of applicable environmental laws or breaches of environmental covenants or (v) the related Mortgaged Property becoming an asset in a voluntary bankruptcy or insolvency proceeding instituted by the Borrower, that impairs the ability of the holder of the related Mortgage Loan to enforce its lien on the related Mortgaged Property. With respect to clause (iv) in this paragraph, environmental insurance meeting the requirements set forth in Paragraph 39 shall satisfy such requirement. With respect to clause(v) in this paragraph, such requirement will be satisfied if the related Mortgage Loan documents provide that the non-recourse provisions of the Mortgage Loan documents shall not be applicable to Borrower (and a principal of Borrower who is a natural person or other individual guarantor who is a natural person shall guaranty the Borrower's recourse obligations arising from such non-applicability) either (a) in the event of a voluntary bankruptcy filing by the Borrower or (b) to the extent the Mortgage Loan holder's rights of recourse to the Mortgaged Property are impaired by or as a result of any legal proceeding (including a voluntary bankruptcy or insolvency proceeding) instituted by the Borrower. No waiver of liability for such non-recourse exceptions has been granted to the Borrower or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

         44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

         45. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

         46. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial or multifamily, as applicable, mortgage loan servicers with respect to whole loans.

         47. Originator's Authorization To Do Business. To the extent required under applicable law to assure the enforceability of a Mortgage Loan, as of such Mortgage Loan's funding date and at all times when it held such Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

         48. No Fraud In Origination. In the origination of the Mortgage Loan, none of the Seller, the originator or any employee or agent of the Seller or the originator, participated in any fraud or intentional material misrepresentation with respect to the Borrower, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Borrower or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller or originator with respect to the origination of the Mortgage Loan, the Borrower or the Mortgaged Property.

         49. Appraisal. An appraisal of the Mortgaged Property for each Mortgage Loan was conducted in connection with the origination of such Mortgage Loan, which appraisal is signed by an appraiser, who, to Seller's actual knowledge, had no interest, direct or indirect, in the related Borrower, such Mortgaged Property or in any loan made on the security of the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan; to the Seller's actual knowledge, the appraisal and appraiser both satisfy the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

         50. Access and Parking. The following statements are true with respect to each Mortgaged Property: (i) the Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress and (ii) except for de minimus violations or legal non-conforming parking, to the Seller's knowledge, as of the time of origination of such Mortgage Loan, based upon a letter from governmental authorities, a legal opinion, an independent zoning consultant's report or an endorsement to the related title insurance policy insuring the holder of the Mortgage against losses related to the lack of such parking, and to Seller's actual knowledge as of the Closing Date, the Mortgaged Property has parking to the extent, if any, required under applicable law, including local ordinances.

         51. Jurisdiction of Organization. Each Borrower under a Mortgage Loan was at the time of origination of thereof either a natural person or was an entity organized under the laws of the United States or the laws of a jurisdiction located within the United States, its territories and possessions.

         52. Borrower Concentration. No single Borrower or group of affiliated Borrowers is/are the obligor(s) under any one or more Mortgage Loans with a Cut-off Date Principal Balance equal to or greater than five percent (5%) of the Initial Pool Balance.

         53. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are conveyed hereunder to the Purchaser.
                               -----------------
         Each representation and warranty of the Seller set forth in this Exhibit C, to the extent related to the enforceability of any instrument, agreement or other document or as to offsets, defenses, counterclaims or rights of rescission related to such enforceability, is qualified to the extent that (a) enforcement may be limited
(i) by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally as from time to time in effect, (ii) by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (iii) by any applicable anti-deficiency law or statute; and (b) such instrument, agreement or other document may contain certain provisions which may be unenforceable in accordance with their terms, in whole or in part, but the unenforceability of such provisions will not (subject to the qualification in clause (a) above) (i) cause the related Mortgage Note or the related Mortgage to be void in their entirety, (ii) invalidate the related Borrower's obligation to pay interest at the stated interest rate of such Mortgage Note on, and repay the principal of, the related Mortgage Loan in accordance with the payment terms of such Mortgage Note, such Mortgage and other written agreements delivered to the Seller in connection therewith, (iii) invalidate the obligation of any related guarantor to pay guaranteed obligations with respect to interest at the stated interest rate of such Note on, and the principal of, such Mortgage Loan in accordance with the payment terms of such guarantor's written guaranty, (iv) impair the mortgagee's right to accelerate and demand payment of interest at the stated interest rate of such Mortgage Note on, and principal of, such Mortgage Loan upon the occurrence of a legally enforceable default, or (v) impair the mortgagee's right to realize against the related Mortgaged Property by judicial or, if applicable, non-judicial foreclosure.

                                  SCHEDULE C-6

         550-560 SUTTER STREET (03-0810261): The Borrower was temporarily a Restated Revocable Trust whose tenants in common were Barry Scherman, Irving Loube, Todd Arnoff, Martin Goodman and 560 Sutter Street, LLC. The Lender agreed to close the loan with the tenants in common structure in order to protect and preserve the Trust's preferred 1031 tax exchange status on the condition that the subject property will be transferred to a single asset Limited Liability Company by May 1, 2001, approximately six months after loan closing. The new ownership as of 4/16/01 became 560 Sutter Street LLC and is managed by Mr. Barry Scherman.

         VALLEY VIEW TWAIN SHOPPING CENTER (400022): The original loan was modified on December 13, 2001 and paid down to $1,000,000. The interest rate and maturity date remained the same; however, the payment was re-amortized ($1,000,000 at 7.81% with 293 months of amortization). The modified amortization was based on the original amortization schedule of 300 months less 7 months and the new payment became effective 1/1/02. The original purpose of the loan, which closed March 13, 2001, was to refinance the existing debt of $674,640. The original subject loan amount was $1,250,000 (120 month maturity - April 1, 2011, 300 month amortization and 7.81% interest rate). The original loan included an unanchored retail building (which remains as the subject collateral) and an office/warehouse building (which was released from the subject collateral). A subject neighbor acquired the office/warehouse building from the Borrower for $650,000. The original subject site contained 1.89 acres and was subdivided into two separate parcels. The collateral of the subject loan now consists of the 14,424 s.f. retail building and +/- 1.428 acres of land.

         BIRCH RUN OUTLET CENTER (03-0812084): The original Co-Lender Agreement was modified on December 19, 2001. The definition of "Appraisal Reduction Event" was modified to increase the threshold amount from 35% to 50%.

                                     C-6-1

                                SCHEDULE C-12(a)

Environmental Reports older than 12 months (date of report):
------------------------------------------------------------------------------------------------------------------
Aliso Viejo Town Center-Building # 7 (03-0810250)                                                         9/28/00
550-560 Sutter Street (03-0810261)                                                                        8/31/00
Cochrane Plaza (03-0810263)                                                                              11/28/00
150-170 Professional Center Drive (03-0810274)                                                            3/20/00
Evanston Northwestern Ground Lease (03-0812064)                                                            8/3/00
5900 Sepulveda Boulevard Office Building (11777)                                                          8/28/00
Valley View Twain Shopping Center (400022)                                                                12/5/00

                                   C-12(a)-1

                                SCHEDULE C-12(g)

Loans with Environmental Insurance policies (amounts and dates of policies):
------------------------------------------------------------------------------------------------------------------------------
Via Verde Plaza (03-0810345)                                                            $5,000,000             7/31/01-7/31/16
Holiday Inn Stillwater (12044)                                                          $2,500,000             5/17/01-5/17/16
Holiday Inn Ponca City (12045)                                                          $2,250,000             5/17/01-5/17/16

                                   C-12(g)-1

                                  SCHEDULE C-14

Self-Insured Tenants (Rating)
------------------------------------------------------------------------
Hannaford Ground Lease (03-0810431)                              BBB-(*)

-------------
*Tenant self-insures, parent has BBB- credit rating

No Windstorm Insurance <25 Miles From Coast
------------------------------------------------------------------------
Shadow Lakes Apartments (03-0812752)

                                     C-14-1

                                SCHEDULE C-18(g)

Ground Lease Maturity Dates
---------------------------------------------------------------------------------------------------------------
Holiday Inn Ashville Airport (03-0810439)                                    Leasehold                8/31/2044
4300 Sprint Boulevard NE (03-0810311)                                      Fee/Leasehold              7/1/2023(*)

-----------------------
*Borrowers are contracted to purchase respective properties for $1 at ground lease maturity date

                                   C-18(g)-1

                                  SCHEDULE C-21

IO Loans and IO periods in months
----------------------------------------------------------------
Imperial Apartments (03-0810464)                              24
Evanston Northwestern Ground Lease (03-0812064)              120

                                     C-21-1

                                  SCHEDULE C-22

         MILLENNIUM II OFFICE BUILDING (11663): The Borrower is party to a lawsuit brought by the general contractor for the Property (Suffolk Construction Company v. Millennium Two, L.L.C. v. Thermal Concepts, Inc., Case # CLOO-9181AG.) The contractor is seeking payment of its contract balance, retainage, pending change orders, general conditions resulting from delays, and punchlist items. The Borrower claims that the contractor was responsible for delays in gaining occupancy of the building as well as correcting certain construction deficiencies and punchlist items. The parties are in the discovery phase of the litigation. A reserve of $733,000 was set aside at closing to cover the potential liability.

                                     C-22-1

                                  SCHEDULE C-23

Loans with Current Secondary or Mezzanine Debt
--------------------------------------------------------------------------------------------------------------------------
Birch Run Outlet Center (03-0812084)                                                               $10,000,000 B-note
Willow Grove Office Mews (03-0812753)                                                              $940,000 mezzanine debt
Cherry Hill Office Mews (03-0812754)                                                               $900,000 mezzanine debt

                                     C-23-1

                                  SCHEDULE C-28

         ALBEMARLE CROSSING (03-0810432): The secured property currently consists of a 7.426-acre parcel. The Borrower has the right to request that approximately 1.6 unimproved acres be released from the collateral. The proposed release acreage is located in the southernmost of the site along Circumferential Road, and will have no impact on the existing usage. The remaining collateral parcel, containing approximately 5.826 acres, will conform to all zoning regulations. The appraiser indicated that the subdivision of this site would not have a negative impact on the appraised value of the property, as no value was attributed to the excess land in the initial appraisal. The approval of the release is subject to Lender's consent, in its sole discretion, and will require evidence that the release will have no negative impact on the initial appraised value or zoning compliance of the remaining collateral.

         IMPERIAL APARTMENTS (03-0810464): The secured property currently consists of a total of 68.06 acres - Imperial Gardens & Imperial Ridge contain
60.16 acres and Imperial Park contains 7.9 acres. The Borrower has the right to request that 2.01 unimproved acres at Imperial Gardens & Imperial Ridge be released from the collateral. The proposed release acreage is located in the southeast portion of the site, and will have no impact on the existing usage. The remaining collateral parcel, containing approximately 66.05 acres, will conform to all zoning regulations. The appraiser indicated that the subdivision of this site would not have a negative impact on the appraised value of the property, as no value was attributed to the excess land in the initial appraisal. The approval of the release is subject to Lender's consent, at its sole discretion, and will require evidence that the release will have no negative impact on the initial appraised value or zoning compliance of the remaining collateral.

                                     C-28-1

                                  SCHEDULE C-37

ARD Loans (ARD Date)
------------------------------------------------------------------------------------------
331-335 Putnam Avenue & 320-366 River Street (03-0810410)                         06/01/11
Imperial Apartments (03-0810464)                                                  12/01/11

         IMPERIAL APARTMENTS (03-0810464): The rate increases by 100 bps during the first 24 months and then increases to 200 bps thereafter. Only 75% of the cashflow is applied to the principal paydown during the first 24 months and then increases to 100% thereafter.

         331-335 PUTNAM AVENUE & 320-366 RIVER STREET (03-0810410): The rate increases by 100 bps from the maturity date until 5/1/13 and then increases to 200 bps thereafter. 100% of the cashflow is applied to the principal paydown during entire ARD period.

                                     C-37-1

                                  SCHEDULE C-42

In-place servicing rights

Fully-Retained Primary Servicing Rights
-----------------------------------------------------------------------------------------------------------------------
Millennium II Office Building (11663)                                                              Continental Wingate
5900 Sepulveda (11777)                                                                             Continental Wingate
Holiday Inn Stillwater (12044)                                                                     Continental Wingate
Holiday Inn Ponca City (12045)                                                                     Continental Wingate
Hometown Square (12104)                                                                            Continental Wingate
Medical Center West (12172)                                                                        Continental Wingate
4625 North 45th Street (12261)                                                                     Continental Wingate
Raymour & Flanigan Plaza (12342)                                                                   Continental Wingate
Palomar Commerce Center (12424)                                                                    Continental Wingate
Metro Park Office Building (12510)                                                                 Continental Wingate
Jackson Square (12525)                                                                             Continental Wingate
Durango Mini Storage & Charleston West Mini Storage (12598)                                        Continental Wingate
Muir Station Shopping Center (12624)                                                               Continental Wingate

Partially-Retained Primary Servicing Rights
-----------------------------------------------------------------------------------------------------------------------
Hannaford Ground Lease (03-0810431)                                                                Laureate Capital
Albemarle Crossing (03-0810432)                                                                    Laureate Capital
Holiday Inn Asheville Airport (03-0810439)                                                         Laureate Capital
Newport Avenue Plaza (03-0810427)                                                                  Meredith & Grew
Princeton Belvidere (03-0810441)                                                                   Meredith & Grew
9 Summit Ave (03-0810452)                                                                          Meredith & Grew

                                     C-42-1

                                  SCHEDULE C-43

Non-Warm Body Recourse for "Bad Acts" (Explanation)
----------------------------------------------------------------------------------------------------------------------------
4300 Sprint Boulevard NE (03-0810311)                                                              No, however deep pocket
331-335 Putnam Avenue & 320-366 River Street (03-0810410)                                          No(*)
Phoenix Airport Marriott (03-0810433)                                                              No, however deep pocket
Lakeshore Marketplace (03-0812070)                                                                 No - Publicly Traded REIT
Super Kmart - Shakopee (03-0812074)                                                                No, however deep pocket
Birch Run Outlet Center (03-0812084)                                                               No - Publicly Traded REIT
Willow Grove Office Mews (03-0812753)                                                              No - Publicly Traded REIT
Cherry Hill Office Mews (03-0812754)                                                               No - Publicly Traded REIT

-------------
         *331-335 PUTNAM AVENUE & 320-366 RIVER STREET (03-0810410): The entire property is ground-leased for a minimum term of twenty years to Whole Foods Market Group, Inc. for a Bread & Circus market. There is a guarantee from the BB+ rated parent, Whole Foods Market, Inc. The lease is triple net, with the tenant responsible for all operating expenses.

Non-Warm Body Environmental Recourse
-------------------------------------------------
Aliso Viejo Town Center-Building # 7 (03-0810250)
550-560 Sutter Street (03-0810261)
150-170 Professional Center Drive (03-0810274)
Imperial Apartments (03-0810464)
Holiday Inn Stillwater (12044)
Holiday Inn Ponca (12045)

         ALISO VIEJO TOWN CENTER-BUILDING # 7 (03-0810250): Although we DO NOT have a "warm body" on the environmental carveouts, we DO have one on all of the remaining carveouts. The environmental report was clean and recommended no further action.

         550-560 SUTTER STREET (03-0810261): Although we DO NOT have a "warm body" on the environmental carveouts, we DO have one on all of the remaining carveouts. The environmental report was clean and recommended no further action. The Phase I Engineer found a clean site, excepting one 2.5 cubic foot area of damaged, asbestos-containing insulation enveloping the duct work. The Engineer recommended repair or removal of the damaged ACMs by a licensed professional, the cost of which was estimated to run between $500 and $1,000. The Lender required that the recommended work be completed, along with all the immediate repairs outlined in the subject property condition report, and collected an amount equal to $1,250, or $1,000 grown by 125% at closing. This work has since been completed and the monies released to the Borrower on 4/27/01.

         150-170 PROFESSIONAL CENTER DRIVE (03-0810274): Although we DO NOT have a "warm body" on the environmental carveouts, we DO have one on all of the remaining carveouts. The environmental report was clean and recommended no further action.

         IMPERIAL APARTMENTS (03-0810464): Liability for the recourse provisions relating to environmental matters caused by others shall be limited solely to the Borrower and

                                     C-43-1
the Corporate Managing Member of the Borrower. If the property becomes environmentally contaminated during the term of the loan, by any cause whatsoever, Borrower and Corporate Managing Member agree, at their expense, to deliver to Lender environmental insurance acceptable to Lender. Charles Kushner provided a personal guarantee as to any environmental contamination at the property due to any actions by himself, the Borrower or their affiliates.

         HOLIDAY INN STILLWATER (12044): In lieu of signing the environmental indemnity guarantee carve-outs, the Borrower purchased environmental insurance covering the Lender.

         HOLIDAY INN PONCA (12045): In lieu of signing the environmental indemnity guarantee carve-outs, the Borrower purchased environmental insurance covering the Lender.

                                     C-43-2

                                  SCHEDULE C-50

         BIRCH RUN OUTLET CENTER (03-0812084): Note A balance of $52,891,504 consists of a $40,000,000 Senior Interest and a $12,891,504 Junior Interest.

                                     C-50-1

                                   EXHIBIT D-1

                       FORM OF CERTIFICATE OF A SECRETARY
                      OR ASSISTANT SECRETARY OF THE SELLER

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C2 CERTIFICATE OF SECRETARY OF GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


         I, ______________________, hereby certify that I am a duly elected and acting Assistant Secretary of Greenwich Capital Financial Products, Inc. (the "Company"), and certify further as follows:

         1. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware;

         2. Attached hereto as Exhibit A is a true, correct and complete copy of the organizational documents of the Company, as in full force and effect on the date hereof;

         3. Attached hereto as Exhibit B is a certificate of the Secretary of State of the State of Delaware issued within ten days of the date hereof with respect to the good standing of the Company;

         4. Since the date of the good standing certificate referred to in clause 3 above, the Company has not received any notification from the Secretary of State of the State of Delaware, or from any other source, that the Company is not in good standing in Delaware.

         5. Attached hereto as Exhibit C are the resolutions of the board of directors of the Company authorizing the transactions contemplated by the Mortgage Loan Purchase Agreement dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, including the sale of the subject mortgage loans (the "Mortgage Loans") by the Company to SBMS VII. Such resolutions are in full force and effect on the date hereof and are not in conflict with any other resolutions of the board of directors of the Company in effect on the date hereof.

         6. The Mortgage Loans do not constitute all or substantially all of the assets of the Company.

         7. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Company are pending or contemplated.

         8. Each person who, as an officer or representative of the Company, signed (a) the Mortgage Loan Purchase Agreement, (b) the Indemnification Agreement dated as of December __, 2001 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities and First Union Securities, Inc., (c) any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the foregoing documents, was, at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such person appearing on any such document is his or her genuine signature.

         Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

         IN WITNESS WHEREOF, I have hereunto signed my name as of ___________, 2001.


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


         The undersigned, an officer of the Company, hereby certifies that ___________________ is the duly elected and qualified and acting Assistant Secretary of the Company and that the signature appearing above is his/her genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name as of ____________, 2001.

                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C2
            CERTIFICATE OF GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


         In connection with the execution and delivery by Greenwich Capital Financial Products, Inc. (the "Company") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, and the Indemnification Agreement dated as of December 18, 2001 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., Greenwich Capital Markets, Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and First Union Securities, Inc. (together, the Mortgage Loan Purchase Agreement and the Indemnification Agreement are referred to herein as the "Agreements"), the undersigned hereby certifies that (i) the representations and warranties of the Company in the Agreements are true and correct in all material respects at and as of the date hereof (or, in the case of the representations and warranties set forth in Exhibit C of the Mortgage Loan Purchase Agreement, as of such other date specifically provided in the particular representation and warranty) with the same effect as if made on the date hereof (or, in the case of the representations and warranties set forth in Exhibit C of the Mortgage Loan Purchase Agreement, on such other date specifically provided in the particular representation and warranty), and (ii) the Company has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement and, if not defined therein, then in the Indemnification Agreement.

         Certified this ___ day of December, 2001.


                                                GREENWICH CAPITAL FINANCIAL
                                                  PRODUCTS, INC.


                                                By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                     D-2-1

                                  EXHIBIT D-3A

                       FORM OF OPINION OF IN-HOUSE COUNSEL
                                  TO THE SELLER

                                December __, 2001


Addressees listed on Exhibit A hereto

                  Re: Salomon Brothers Mortgage Securities VII, Inc. Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

         I am a Senior Vice President and Deputy General Counsel of Greenwich Capital Markets, Inc. ("GCM") and have acted as counsel to GCM's affiliate, Greenwich Capital Financial Products, Inc. (the "Company") pursuant to Section 7(h) of the Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII") and the Company, relating to the sale by the Company of certain mortgage loans (the "Mortgage Loans"). I have also acted as counsel to the Company in connection with its entering into the Indemnification Agreement dated as of December 18, 2001 (the "Indemnification Agreement"), among the Company, SBMS VII, Salomon Smith Barney Inc., GCM, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and First Union Securities, Inc. The Mortgage Loan Purchase Agreement and the Indemnification Agreement are collectively referred to herein as the "Agreements." Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

         I have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of the Company, certificates of public officials, officers of the Company and other persons and other documents, agreements and instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

         Based upon the foregoing, I am of the opinion that:

         1. The Company is a validly existing Delaware corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to enter into and perform its obligations under the Agreements.

         2. Each Agreement has been duly authorized, executed and delivered by the Company.

         3. No consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by the Company of the Agreements, except for those consents, approvals, authorizations or orders that previously have been obtained.

                                     D-3A-1

         4. The transfer of the Mortgage Loans as provided in the Agreements and the fulfillment of the other terms of the Agreements will not conflict with or result in a violation of the Certificate of Incorporation or the By-laws of the Company or any agreement, instrument, order, writ, judgment or decree known to me to which the Company is a party or is subject.

         5. To the best of my knowledge, there are no actions or proceedings against the Company, pending (with regard to which the Company has received service of process) or overtly threatened in writing before any court, governmental agency or arbitrator which affect the enforceability of the Agreements, or which would draw into question the validity of the Agreements or any action taken or to be taken in connection with the Company's obligations contemplated therein, or which would materially impair the Company's ability to perform under the terms of the Agreements.

         The opinions expressed herein are limited to the laws of the State of New York and the federal law of the United States.

         This letter of opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without the express written consent of the Company or GCM.

                                             Very truly yours,

                                     D-3A-2

                                  EXHIBIT D-3B

                 FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD,
                          SPECIAL COUNSEL TO THE SELLER


                                     D-3B-1

                          SIDLEY AUSTIN BROWN & WOOD
              a partnership including professional corporations

                    [SIDLEY AUSTIN BROWN & WOOD LETTERHEAD]

                                December 27, 2001

Salomon Brothers Mortgage                  First Union Securities, Inc.
  Securities VII, Inc.                     401 South Tryon Street
388 Greenwich Street                       Charlotte, North Carolina 28288
New York, New York 10013
                                           Standard & Poor's Ratings Services
Salomon Smith Barney Inc.                  55 Water Street, 41st  Floor
388 Greenwich Street                       New York, New York  10041
New York, New York 10013
                                           Moody's Investors Service, Inc.
Greenwich Capital Markets, Inc.            99 Church Street
600 Steamboat Road                         New York, New York 10007
Greenwich, Connecticut 06830
                                           Greenwich Capital Financial Products,
Credit Suisse First Boston Corporation     Inc.
11 Madison Avenue                          600 Steamboat Road
New York, New York  10010                  Greenwich, Connecticut 06830

J.P. Morgan Securities Inc.                Wells Fargo Bank Minnesota, N.A.
270 Park Avenue, 6th  Floor                45 Broadway, 12th Floor
New York, New York 10017                   New York, New York 10006


            Re:   Salomon Brothers Mortgage Securities VII, Inc.,
                  Commercial Mortgage Pass-Through Certificates, Series
                  2001-C2

Ladies and Gentlemen:

            We have acted as special counsel to Greenwich Capital Financial Products, Inc. ("GCFP") in connection with certain matters relating to the transactions contemplated by that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "Mortgage Loan Purchase Agreement"), between GCFP, as seller, and Salomon Brothers Mortgage Securities VII, Inc. ("SBMS VII"), as purchaser.

            This opinion letter is being provided to you pursuant to Section 7(h) of the Mortgage Loan Purchase Agreement. Capitalized terms not defined herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Mortgage Loan Purchase Agreement.

SIDLEY AUSTIN BROWN & WOOD                                              NEW YORK

December 27, 2001
Page 2


            For the purposes of this opinion letter, we have reviewed the Mortgage Loan Purchase Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Mortgage Loan Purchase Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which such opinions are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters material to this opinion contained in the Mortgage Loan Purchase Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or electronic copies, (vi) the due organization of the parties to the Mortgage Loan Purchase Agreement and the valid existence of each such entity in good standing under the laws of its jurisdiction of organization, (vii) except as expressly addressed in opinion paragraph 2 below, the power and authority of the parties to the Mortgage Loan Purchase Agreement to enter into, perform under and consummate the transactions contemplated by the Mortgage Loan Purchase Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Mortgage Loan Purchase Agreement by the parties thereto, (ix) except as expressly addressed in opinion paragraph 1 below, the constitution of the Mortgage Loan Purchase Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the express terms of the Mortgage Loan Purchase Agreement.

            In delivering this opinion letter, we do not express any opinions concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to the tax, securities or "doing business" laws of any particular jurisdiction or with respect to any matter not expressly addressed below.

            Our opinions set forth below with respect to the enforceability of any agreement or any particular right or obligation under any agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any

SIDLEY AUSTIN BROWN & WOOD                                              NEW YORK

December 27, 2001
Page 3

provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or
(e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York; (4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of any agreement that purports or is construed to provide indemnification with respect to securities law violations.

            Based upon and subject to the foregoing, we are of the opinion that:

            1. The Mortgage Loan Purchase Agreement constitutes a valid, legal and binding agreement of GCFP, enforceable against GCFP in accordance with its terms.

            2. The execution, delivery and performance of the Mortgage Loan Purchase Agreement by GCFP will not conflict with or result in a violation of any federal or State of New York statute or regulation generally applicable to domestic corporations in connection with transactions of the type contemplated by the Mortgage Loan Purchase Agreement.

            The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is being delivered solely for your benefit in connection with the transactions contemplated by the Mortgage Loan Purchase Agreement. Accordingly, it may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

SIDLEY AUSTIN BROWN & WOOD                                              NEW YORK

December 27, 2001
Page 4




                                          Very truly yours,

                                  EXHIBIT D-3C

                             FORM OF LETTER RELATING
                 TO DISCLOSURE FROM SIDLEY AUSTIN BROWN & WOOD,
                          SPECIAL COUNSEL TO THE SELLER


                                     D-3C-1

                     [SIDLEY AUSTIN BROWN & WOOD LETTERHEAD]



                                December 27, 2001



Salomon Brothers Mortgage                J.P. Morgan Securities Inc.
   Securities VII, Inc.                  270 Park Avenue, 6th Floor
388 Greenwich Street                     New York, New York  10017
New York, New York  10013
                                         First Union Securities, Inc.
Salomon Smith Barney Inc.                401 South Tryon Street
388 Greenwich Street                     Charlotte, North Carolina 28288
New York, New York  10013
                                         Greenwich Capital Markets, Inc.
Credit Suisse First Boston Corporation   600 Steamboat Road
11 Madison Avenue                        Greenwich, Connecticut  06830
New York, New York  10010

            Re:   Salomon Brothers Mortgage Securities VII, Inc.
                  Commercial Mortgage Pass-Through Certificates, Series 2001-C2

Ladies and Gentlemen:

            We have acted as special counsel to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor"), Salomon Brothers Realty Corp. ("SBRC"), Greenwich Capital Financial Products, Inc. ("GCFP") and Artesia Mortgage Capital Corporation ("AMCC") in connection with certain matters relating to the following transactions (collectively, the "Transactions"):

            (i) the sale by SBRC, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "SBRC Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "SBRC Mortgage Loan Purchase Agreement"), between SBRC and the Depositor;

            (ii) the sale by GCFP, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "GCFP Mortgage Loans"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "GCFP Mortgage Loan Purchase Agreement"), between GCFP and the Depositor;

            (iii) the sale by AMCC, and the purchase by the Depositor, of certain multifamily and commercial mortgage loans (the "AMCC Mortgage Loans"), pursuant to

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 2



      that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "AMCC Mortgage Loan Purchase Agreement"), between AMCC and the Depositor;

            (iv) the sale by Allied Capital Corporation ("Allied"), and the purchase by the Depositor, of a certain commercial mortgage loan (the "MJ Ocala Hilton Loan"), pursuant to that certain Mortgage Loan Purchase Agreement, dated as of December 18, 2001 (the "Allied Mortgage Loan Purchase Agreement") between Allied and the Depositor;

            (v) the creation of a common law trust (the "Trust") and the issuance of an aggregate $877,619,220 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2001-C2 (the "Certificates"), consisting of 22 classes designated Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class X-1, Class X-2, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class BR, Class R and Class Y, pursuant to that certain Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), among the Depositor as Depositor, Midland Loan Services, Inc., as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A., as Trustee, JP Morgan Chase Bank, as Certificate Administrator and Tax Administrator, Fortress CBO Investments I, Ltd. as Birch Run Companion Mortgage Loan Noteholder and Allied as MJ Ocala Hilton Companion Mortgage Loan Noteholder;

            (vi) the conveyance of the SBRC Mortgage Loans, the GCFP Mortgage Loans, the AMCC Mortgage Loans and the MJ Ocala Hilton Loan (collectively, the "Mortgage Loans") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the issuance of the Certificates; and

            (vii) the sale by the Depositor, and the purchase by Salomon Smith Barney Inc. ("SSBI"), Greenwich Capital Markets, Inc. ("Greenwich Capital"), Credit Suisse First Boston Corporation ("CSFB"), J.P. Morgan Securities Inc. ("J.P. Morgan") and First Union Securities, Inc. ("Wachovia Securities"; and, together with SSBI, Greenwich Capital, CSFB and J.P. Morgan in such capacity, the "Underwriters"), of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates (collectively, the "Publicly Offered Certificates"), pursuant to that certain Underwriting Agreement, dated as of December 18, 2001 (the "Underwriting Agreement"), between the Depositor and the Underwriters.

            The SBRC Mortgage Loan Purchase Agreement, the GCFP Mortgage Loan Purchase Agreement, the AMCC Mortgage Loan Purchase Agreement and the Allied Mortgage Loan Purchase Agreement are collectively referred to herein as the "Mortgage Loan Purchase Agreements". The Mortgage Loan Purchase Agreements, the Pooling and Servicing Agreement and the Underwriting Agreement are collectively referred to herein as the "Agreements".

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 3


Capitalized terms not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

            For the purposes of this letter, we have reviewed: the Agreements; the Depositor's registration statement on Form S-3 (No. 333-63752) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"); the Prospectus, dated December 10, 2001, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "Basic Prospectus"); and the Prospectus Supplement, dated December 18, 2001, specifically relating to the Trust and the Publicly Offered Certificates (including all exhibits and annexes thereto, the "Original Prospectus Supplement") the Supplement to the Original Prospectus Supplement (the "Additional Supplement"; and, together with the Basic Prospectus and the Original Prospectus Supplement, the "Prospectus"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the statements made in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the respective parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for the statements made in this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed, photostatic or electronic copies, (vi) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (vii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (viii) compliance with the Agreements by the parties thereto, (ix) the conformity, to the requirements of the Pooling and Servicing Agreement and the respective Mortgage Loan Purchase Agreements, of the Mortgage Notes, the Mortgages and the other documents relating to the Mortgage Loans delivered to the Custodian by, on behalf of or at the direction of the Depositor, SBRC, GCFP, AMCC and Allied, (x) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xi) the absence of any agreement that supplements or otherwise modifies the express terms of the Agreements. In rendering this letter, we do not make any statement concerning the laws of any jurisdiction other than the federal laws of the United States of America.

            In the course of acting as special counsel to the Depositor, SBRC, GCFP and AMCC in connection with the preparation of the Prospectus, we have generally reviewed and discussed with certain representatives of the Depositor, SBRC, GCFP, AMCC, SSBI, Greenwich Capital and the other parties to the Agreements and their respective counsel (in addition to us)

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 4



the information set forth in the Prospectus, other than any documents or information incorporated by reference in the Prospectus. In addition, we have reviewed loan summaries delivered to us by SBRC, GCFP and AMCC with respect to the SBRC Mortgage Loans, the GCFP Mortgage Loans and the AMCC Mortgage Loans, respectively; and we have undertaken a limited review of copies of certain environmental insurance policies and other selected Mortgage Loan documents with respect to certain SBRC Mortgage Loans, GCFP Mortgage Loans and AMCC Mortgage Loans. While we have not otherwise made any independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Additional Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we make no statement as to: (i) any accounting, financial or statistical data or other information of that nature contained in or omitted from the Registration Statement or the Prospectus; (ii) any documents or information incorporated by reference in the Registration Statement or the Prospectus; or (iii) any information on or omitted from the diskette that accompanies the Prospectus. In that connection, we advise you that we have, as to materiality, relied to the extent we deemed appropriate upon the judgment of officers and representatives of the Depositor, SBRC, GCFP and AMCC. In addition, in that connection, we call to your attention that, with your knowledge and consent, except as stated above, we have not examined or otherwise reviewed any of the Mortgage Files, Servicing Files or any particular documents contained in such files or any other documents with respect to the Mortgage Loans.

            When used in this letter, the term "attention" or any other word or phrase of similar import means the conscious awareness of facts or other information of solely those attorneys who are currently practicing law with Sidley Austin Brown & Wood and have been actively involved in representing the Depositor, SBRC, GCFP and AMCC in connection with any matters relating to the Transactions. With your permission, no attempt was made by such attorneys to gather information from any other attorneys currently practicing law with Sidley Austin Brown & Wood that may have represented the Depositor, SBRC, GCFP, AMCC or any of their respective affiliates in other matters or to review any files associated with those matters.

            This letter is being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the statements made herein. This letter is solely for your benefit in connection with the Transactions and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

SIDLEY AUSTIN BROWN & WOOD                                             NEW YORK


December 27,2001
Page 5


                                       Very truly yours,